                     AMENDMENT NO. 4 TO AGREEMENT OF LEASE


         THIS AMENDMENT OF LEASE, made as of the 14th day of August, 1996, between RIVER FRONT OFFICE PARK ASSOCIATES II LIMITED PARTNERSHIP, a Massachusetts limited partnership (hereinafter referred to as "Landlord") and OPENVISION TECHNOLOGIES, INC. (formerly, The Vision Thing, Inc.), a Delaware corporation (hereinafter referred to as "Tenant").

                                WITNESSETH THAT:

         WHEREAS, Landlord and Tenant are parties to an Agreement of Lease dated as of January 29, 1993, as amended by Amendment No. 1 to Agreement of Lease dated as of January 31, 1994, Amendment No. 2 to Agreement of Lease dated as of January 31, 1995 and Amendment No. 3 to Agreement of Lease dated as of April 22, 1996 (the Agreement of Lease as so amended by said Amendment No. 1 to Agreement of Lease, said Amendment No. 2 to Agreement of Lease and said Amendment No. 3 to Agreement of Lease, hereinafter referred to as the "Lease"); and

         WHEREAS, the parties hereto wish to further amend the Lease as set forth herein.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the Lease is hereby amended as follows:

         1. Effective August 1, 1996 (such date being referred to herein as the "August-1996 Eighth Floor Expansion Space Commencement Date"), the 9,508 square feet of rentable space on the eighth (8th) floor of the Building shown on the plan attached hereto as Exhibit A-1 and made a part hereof (hereinafter referred to as the "August-1996 Eighth Floor Expansion Space") shall be added to the Demised Premises for a term commencing on the August-1996 Eighth Floor Expansion Space Commencement Date and ending on the Termination Date (subject to Tenant's right to extend the Term of the Lease pursuant to Section 3.3 of the Lease) and shall become subject to all of the terms and conditions of the Lease. After giving effect to the addition of the August-1996 Eighth Floor Expansion Space to the Demised Premises, the total square footage of the Demised Premises is 18,956 square feet.

         2. The August-1996 Eighth Floor Expansion Space is leased in its present "AS IS" condition, except that Landlord shall deliver the space in "broom clean" condition, and provided, however, that Landlord shall provide to Tenant a tenant renovation allowance of up to $94,780 for out-of-pocket costs incurred by Tenant in renovation of the August-1996 Eighth Floor Expansion Space. Renovation work shall include recarpeting, repainting, recabling and rewiring of the August-1996 Eighth Floor Expansion Space. Tenant's reimbursable out-of-pocket costs shall include renovation cost over the renovation allowance without limitation, soft costs, but shall exclude legal fees and architectural and engineering fees. Tenant shall use its best efforts to complete all renovation work for which Landlord is providing the allowance by no later than November 30, 1996. No renovation work shall be undertaken by Tenant until Landlord has approved in writing the plans with respect thereto. All contractors performing any renovation work shall be subject to Landlord's prior written approval. Within sixty (60) days following completion of Tenant's renovation work but in no event later than March 1, 1997, Tenant shall submit to Landlord copies of third party contractor invoice(s) for the renovation work so completed. Following Landlord's verification of the completion of such work, Landlord shall reimburse Tenant for Tenant's said out-of-pocket costs (said reimbursement not to exceed $94,780 in the aggregate) within thirty (30) days of receipt by Landlord of said invoices.

         3. Effective on the August-1996 Eighth Floor Expansion Space Commencement Date, Article 1(19) of the Lease is hereby amended to read in its entirety as follows:

                 "(19) Yearly Fixed Rent:          $426,510.00 calculated at
                                                  the rate of $22.50 per
                                                  rentable square foot per
                                                  annum; provided, however,
                                                  that no Yearly Fixed Rent
                                                  shall accrue or be payable
                                                  for the calendar month (and
                                                  only the calendar month)
                                                  August, 1996."

         4. The Term of the Lease is hereby extended from July 31, 1996 until July 31, 2001.

         5. The following new Sections 3.3 and 3.4 are hereby added to the Lease to read in their entirety as follows:

                          "3.3 Option to Extend.  On the conditions (which
                 conditions Landlord may waive, at its election, by written notice to Tenant at any time) (i) that Tenant is not then in default after the expiration of applicable notice and grace periods of its covenants and obligations under this Lease, and
                 (ii) that Tenant or a Successor (as defined in Section 14.3 herein) is then itself occupying the entirety of the Demised Premises both at the time of Tenant's notice to Landlord and at the time of the commencement of the additional period of tenancy, Tenant may extend the Term of this Lease for one additional period of five (5) years by giving notice to Landlord of Tenant's election to extend at least nine (9) months prior to the end of the Term of this Lease. The Yearly Fixed Rent payable by Tenant with respect to such extension period shall be equal to ninety-five percent (95%) of the then fair market rental value of the Demised Premises (taking into account comparable first-class office space in the East Cambridge area) (1) as the same may be mutually agreed by Landlord and Tenant; provided, however that (2) if they have not so agreed in writing within two (2) months following the exercise of the option then said fair market value shall be determined by appraisers, one to be chosen by Landlord, one to be chosen by Tenant, and a third to be selected by the two first chosen. The unanimous written decision of the two first chosen, without selection and participation of a third appraiser, or otherwise the written decision of a majority of three appraisers chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen appraiser within thirty
                 (30) days following expiration of the aforesaid two (2) month period and, unless such two appraisers shall have reached a unanimous decision within thirty (30) days from said expiration, they shall within a further fifteen (15) days elect a third appraiser and notify Landlord and Tenant thereof. Landlord and Tenant shall instruct the appraiser to make their decisions in thirty (30) days. Landlord and Tenant shall each bear the expense of the appraiser chosen by it and shall equally bear the expense of the third appraiser (if any).

                          3.4 Tenant's Right of First Offer. On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) (i) that Tenant is not then in default after the expiration of applicable notice and grace periods of its covenants and obligations under the Lease and (ii) that the Tenant is itself then occupancy the entirety of the Demised Premises, in the event that, at any time during the Term of this Lease, any rentable office space on the eighth (8th) floor of in the Building becomes available for rental and Landlord wishes to lease such space to any person other than the then current occupant thereof (if any), and in the further event that any existing tenant(s) of the Building who have heretofore been granted any right(s) of first offer with respect to such space shall fail to exercise such right(s), Landlord shall first offer to Tenant the option to add such space to the Demised Premises setting forth the material terms and conditions (including, without limitation, rent) on which Landlord is willing to lease such space, and Tenant shall have the right to add such space to the Demised Premises by giving notice to Landlord of Tenant's acceptance of such offer within thirty
                 (30) days after receipt by Tenant of Landlord's offer. If such notice of acceptance by Tenant is not so given, then Landlord shall be free to enter into a lease for such space with any third party or parties within one year after Landlord's said notice to Tenant. In the event Tenant shall so elect to add such additional space to the Demised Premises, Landlord and Tenant shall promptly execute an amendment to this Lease to reflect the changes occasioned thereby."

         6. Effective on the August-1996 Eighth Floor Expansion Space Commencement Date, the portion of the first sentence of Section 6.2 of the Lease which presently reads "the fiscal tax year ending June 30, 1993" shall be deleted and the following substituted in place thereof: "the fiscal tax year ending June 30, 1997".

         7. Effective on the August-1996 Eighth Floor Expansion Space Commencement Date, the portion of the first sentence of Section 6.3 of the Lease which presently reads "the calendar year ending December 31, 1993," shall be deleted and the following substituted in place thereof: "the calendar year ending December 31, 1996".

         8. Effective on the August-1996 Eighth Floor Expansion Space Commencement Date, Section 6.4 of the Lease is hereby amended to read in its entirety as follows:

                          "6.4 Tenant's Proportionate Share.  Tenant's
                 proportionate share of taxes pursuant to Section 6.2 and operating expenses pursuant to Section 6.3, respectively, shall be 5.81% (18,956 square feet divided by 326,470 square feet) and 5.89% (18,956 square feet divided by 321,917 square feet), respectively."

         9. Effective on the August-1996 Eighth Floor Expansion Space Commencement Date, Article 1(10) of the Lease is hereby amended to read in its entirety as follows:

                 "(10)  Parking Spaces:      Nineteen (19)."

         10. As used herein all capitalized terms shall have the same meaning as used in the Lease, except as otherwise expressly set forth in this Amendment. Except as herein modified, the Lease is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.

                                            RIVERFRONT OFFICE PARK ASSOCIATES II
                                            LIMITED PARTNERSHIP

                                            By: DARVEL REALTY TRUST
                                            Managing General Partner


                                            By:_____________________________
                                            Michael P. Sullivan, Vice President


                                            OPENVISION TECHNOLOGIES, INC.


                                            By:_____________________________

                                 [Exhibit A-1]


                 Exhibit A-1       Open Vision       9,508 RSF.



BRYER ARCHITECTS                 COM/ENERGY SERVICES COMPANY BUILDING        8th FLOOR KEY PLAN


    1208 MASSACHUSETTS AVE                  ONE MAIN STREET                  NOTE:    THIS DRAWING IS FOR
    P.O. BOX 1545                         CAMBRIDGE, MA 02142                         DESCRIPTIVE PURPOSES
    CAMBRIDGE, MA 02238                                                               ONLY. IT HAS BEEN REDUCED
                                                                                      FROM ITS ORIGINAL SCALE.
    617-864-8019

                                TENANT: Open Vision        DATE:08/07/96

                     AMENDMENT NO. 3 TO AGREEMENT OF LEASE

         THIS AMENDMENT OF LEASE, made as of the 22nd day of April, 1996, between RIVERFRONT OFFICE PARK ASSOCIATES II LIMITED PARTNERSHIP, a Massachusetts limited partnership (hereinafter referred to as "Landlord") and OPENVISION TECHNOLOGIES, INC. (formerly, The Vision Thing, Inc.), a Delaware corporation (hereinafter referred to as "Tenant").

                                WITNESSETH THAT:

         WHEREAS, Landlord and Tenant are parties to an Agreement of Lease dated as of January 29, 1993, as amended by Amendment No. 1 to Agreement of Lease dated as of January 31, 1994 and Amendment No. 2 to Agreement of Lease dated as of January 31, 1995 (the Agreement of Lease as so amended by said Amendment No. 1 to Agreement of Lease and said Amendment No. 2 to Agreement of Lease, hereinafter referred to as the "Lease"); and

         WHEREAS, the parties hereto wish to further amend the Lease as set forth herein.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the Lease is hereby amended as follows:

         1. Effective as of March 1, 1996, Article 1(19) of the Lease is hereby amended to read in its entirety as follows:

                 "(19) Yearly Fixed Rent:       $197,463.20 calculated at the
                                                rate of $20.90 per rentable
                                                square foot per annum."

         2. Effective as of March 1, 1996, the Term of the Lease is hereby extended from February 29, 1996 until July 31, 1996.

         3. Sections 3.3 and 3.4 of the Lease are hereby deleted in their entirety.

         4. As used herein all capitalized terms shall have the same meaning as used in the Lease, except as otherwise expressly set forth in this Amendment. Except as herein modified, the Lease is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.




                          RIVERFRONT OFFICE PARK ASSOCIATES II
                          LIMITED PARTNERSHIP

                          By: DARVEL REALTY TRUST
                          Managing General Partner


                          By:     MICHAEL P. SULLIVAN
                             ------------------------------
                                  Michael P. Sullivan, Vice President

                          OPENVISION TECHNOLOGIES, INC.

                          By:     JAY A. JONES
                             ------------------------------
                                  Jay A. Jones
                                  Vice President &
                                  General Counsel

                     AMENDMENT NO. 2 TO AGREEMENT OF LEASE


         THIS AMENDMENT OF LEASE, made as of the 31st day of January, 1995, between RIVERFRONT OFFICE PARK ASSOCIATES II LIMITED PARTNERSHIP, a Massachusetts limited partnership (hereinafter referred to as "Landlord") and OPENVISION TECHNOLOGIES, INC. (formerly, The Vision Thing, Inc.), a Delaware corporation (hereinafter referred to as "Tenant").

                                WITNESSETH THAT:

         WHEREAS, Landlord and Tenant are parties to an Agreement of Lease dated as of January 29, 1993 as amended by Amendment No. 1 to Agreement of Lease dated as of January 31, 1994 (the Agreement of Lease as so amended by said Amendment No. 1 to Agreement of Lease, hereinafter referred to as the "Lease"); and

         WHEREAS, the parties hereto wish to further amend the Lease as set forth herein.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the Lease is hereby amended as follows:

         1. Effective as of March 1, 1995, Article 1(19) of the Lease is hereby amended to read in its entirety as follows:

                 "(19) Yearly Fixed Rent:  $179,512.00 calculated at the rate of $19.00 per rentable square foot
                                           per annum."

         2. It is hereby acknowledged and agreed that pursuant to Tenant's exercise of its option under Section 3.3 of the Lease to extend the Term of the Lease, the Term of the Lease is hereby extended from February 28, 1995 until February 29, 1996.

         3. As used herein all capitalized terms shall have the same meaning as used in the Lease, except as otherwise expressly set forth in this Amendment. Except as herein modified, the Lease is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.

                                        RIVERFRONT OFFICE PARK ASSOCIATES II
                                        LIMITED PARTNERSHIP

                                        By: DARVEL REALTY TRUST
                                                Managing General Partner

                                        By:        MICHAEL P. SULLIVAN
                                           ------------------------------------
                                           Michael P. Sullivan, vice President

                                        OPENVISION TECHNOLOGIES, INC.

                                        By:          JAY A. JONES
                                           ------------------------------------
                                                     JAY A. JONES
                                                  VICE PRESIDENT AND
                                                    GENERAL COUNSEL

                     AMENDMENT NO. 1 TO AGREEMENT OF LEASE


         THIS AMENDMENT OF LEASE, made as of the 31st day of January, 1994, between RIVERFRONT OFFICE PARK ASSOCIATES II LIMITED PARTNERSHIP, a Massachusetts limited partnership (hereinafter referred to as "Landlord") and OPENVISION TECHNOLOGIES, INC. (formerly, The Vision Thing, Inc.), a Delaware corporation (hereinafter referred to as "Tenant").

                                WITNESSETH THAT:

         WHEREAS, Landlord and Tenant are parties to an Agreement of Lease dated as of January 29, 1993 (hereinafter referred to as the "Lease"); and

         WHEREAS, the parties hereto wish to amend the Lease as set forth herein.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the Lease is hereby amended as follows:

         1. Effective on the later of (a) March 1, 1994 or (b) the date on which the Eighth Floor Expansion Space (as hereinafter defined) is ready for Tenant's occupancy in accordance with the provisions of
         Section 4.2 of the Lease (such later date being hereinafter referred to as the "Eighth Floor Expansion Space Commencement Date") the 4,558 square feet of rentable space on the eighth (8th) floor of the Building, as shown on the plan attached hereto as Exhibit A and made a part hereof (the "Eighth Floor Expansion Space"), shall be added to the Demised Premises for a term commencing on such date and ending on February 28, 1995 (the "Term of the Eighth Floor Expansion Space"). Notwithstanding the foregoing, Tenant shall be permitted to occupy such space prior to the Eighth Floor Expansion Space Commencement Date following the later to occur of (a) the vacating of such space by the present tenant occupying such space and (b) completion by Landlord of the alterations described in paragraph 2 hereinafter.

         2. The Eighth Floor Expansion Space is leased in its present "AS IS" condition; provided, however, that Landlord prior to the Eighth Floor Expansion Space Commencement Date shall pay the costs of relocating the electrical closet and electrical service, as well as incorporating 128 square feet of common corridor space into the Eighth Floor Expansion Space (collectively, the "Relocation Costs"). In addition, Landlord shall pay the total costs of construction of and shall cause to be constructed prior to the Eighth Floor Expansion Space Term Commencement Date the tenant improvements to the Eighth Floor Expansion Space (the "Eighth Floor Expansion Space Tenant Improvements") set forth in Exhibit A annexed hereto. In addition, Landlord shall be responsible for the costs and expenses of Bryer Architects' architectural services and construction administration in connection with the construction of said tenant improvements.

         3. Effective on the Eighth Floor Expansion Space Commencement Date, the Yearly Fixed Rent as set forth in the Lease shall be increased by the sum of $72,925, based upon a rental for the Eighth Floor Expansion Space of $16.00 per square foot per annum (resulting in an aggregate Yearly Fixed Rent $153,610).

         4. Effective on the Eighth Floor Expansion Space Commencement Date, Section 6.4 of the Lease is hereby amended to read in its entirety as follows:

                 "6.4     Tenant's Proportionate Share.  Tenant's proportionate
                 share of taxes pursuant to Section 6.2 and operating expenses pursuant to Section 6.3, respectively, shall be 2.89% (9,448 square feet divided by 326,470 square feet) and 2.93% (9,448 square feet divided by 321,917 square feet), respectively." Notwithstanding the foregoing, Tenant shall not be responsible for any increases in controllable operating expenses (i.e. other than utilities and insurance) in excess of eight percent (8%) per annum.

         5. Within thirty (30) days of the execution of this Amendment, Tenant, Darvel Realty Trust, as ground lessor, and Teachers Insurance and Annuity Association of America, as mortgagee, an Agreement of Subordination, Non-Disturbance in the form or substantially in the form annexed hereto as Attachment A.

         6. As used herein all capitalized terms shall have the same meaning as used in the Lease, except as otherwise expressly set forth in this Amendment. Except as herein modified, the Lease is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.




                                  RIVERFRONT OFFICE PARK ASSOCIATES II
                                  LIMITED PARTNERSHIP

                                  By: DARVEL REALTY TRUST
                                  Managing General Partner


                                  By:  MICHAEL P. SULLIVAN
                                     ------------------------------
                                  Michael P. Sullivan, Vice  President

                                  OPENVISION TECHNOLOGIES, INC.


                                  By:    JAY A. JONES
                                     ------------------------------
                                  Jay A. Jones, General Counsel

                            [REFLECTED CEILING PLAN]


                                 [EXHIBIT A-1]

                            [REFLECTED CEILING PLAN]



                                 [EXHIBIT A-2]

                            [PARTIAL 8TH FLOOR PLAN]



                                 [EXHIBIT A-3]

PLUMBING SPECIFICATIONS

A .      GENERAL

         1.      THE BASE BUILDING "CONTRACT DRAWINGS" AND
                 "SPECIFICATIONS"INCLUDING ALL RESPECTIVE ADDENDUMS AND BULLETINS SHALL FORM A PART OF THIS WORK AND ALL WORK SHALL BE SUBJECT TO RESPECTIVE PROVISIONS THEREOF.

         2. REFER TO THE BASE BUILDING CONTRACT DRAWINGS FOR ALL WORK IN CORE AND MECHANICAL ROOMS.

         3. REFER TO ARCHITECTURAL DRAWINGS FOR HUNG CEILING HEIGHTS AND CONSTRUCTION. WHERE WORK BETWEEN THIS DRAWING AND ARCHITECTURAL PLANS ARE IN CONFLICT, ADVISE PRIOR TO INSTALLATION OF PIPING.

         4.      COORDINATE WORK WITH ALL OTHER TRADES.

         5. THESE DRAWINGS ARE DIAGRAMMATIC AND SHOW THE GENERAL INTENT OF THE SYSTEMS. EXACT ROUTING OF PIPING SHALL BE DETERMINED IN THE FIELD.

B.       PLUMBING, FIXTURES, EQUIPMENT, SUPPORTS, AND FASTENERS

         1. ALL FIXTURES AND EQUIPMENT SHALL BE SUPPORTED AND FASTENED IN A SATISFACTORY MANNER. BOLT HEADS AND NUTS SHALL BE HEXAGON AND EXPOSED BOLTS, NUTS, WASHERS, AND SCREWS SHALL BE CHROMIUM PLATED BRASS.

                 SINK:   ELKAY LUSTERTONE LR-2522 SINGLE COMPARTMENT 18 GAUGE
                 WITH 3 HOLE DRILLING.  FAUCET ELKAY LK232-S-BH-5 CONCEALED
                 MOUNT W/5" BLADE HANDLES                "SANITARY - DASH" NO.
                 R869 CAST BODY "P" TRAP WITH CLEAN OUT. PROVIDE BRASSCRAFT 1/2" X 3/8" VALVES AND ESCUTCHEONS WITH RISERS AS REQUIRED.




                                 [SINK DETAIL]


                                 [EXHIBIT A-4]

                                                                    Attachment A


                           AGREEMENT OF SUBORDINATION

                         NON-DISTURBANCE AND ATTORNMENT

         THIS AGREEMENT made as of this 31st day of January, 1994, by and among DARVEL REALTY TRUST, a Massachusetts business trust having a principal place of business at One Main Street Cambridge, Massachusetts (hereinafter called "Ground Lessor"), OPENVISION TECHNOLOGIES, INC., a Delaware corporation (hereinafter called "Tenant"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation, having its principal office and post office address at 730 Third Avenue, New York, New York 10017 (hereinafter called "Teachers");

                                   WITNESSETH

         WHEREAS, Ground Lessor is the owner in fee simple of those certain premises situate, lying and being in the City of Cambridge, County of Middlesex, Commonwealth of Massachusetts as more particularly described in Exhibit A attached hereto (the "Demised Premises"); and

         WHEREAS, under the terms of a certain lease dated February 21, 1985, as amended by Amendment No. #1 dated February 28, 1985 and Amendment No. #2 dated April 1, 1985, notice of which is recorded with the Middlesex South Registry District of the Land Court as Document No. 677545 noted on
Certificate of Title No. 136,418 and restated notice of which is dated June 2, 1985, recorded with the Middlesex Southern District Registry of Deeds on June 14, 1985 as Instrument No. 273 and registered with said Registry of the Land Court as Document No. 683332 noted on Certificate of Title No. 136,418, and as further amended by a Ground Lease Subordination Agreement dated as of June 14, 1985, recorded as Instrument No. 604 on June 21, 1985 and filed as Document No. 683949 (hereinafter, said lease as so amended called the "Ground Lease"), Ground Lessor did lease, let and demise the Demised Premises to Riverfront Office Park Associates 11 Limited Partnership, a Massachusetts limited partnership (hereinafter called "Landlord") for a term of sixty-five years commencing February 21, 1985 and continuing to February 20, 2050 upon the terms and conditions therein more particularly set forth;

         WHEREAS, Teachers is the owner and holder of a certain promissory note secured by a Security Agreement and Mortgage Deed (the "Mortgage"), constituting a first lien upon the leasehold estate created by the Ground Lease;

         WHEREAS, under the terms of a certain Agreement of Lease dated as of January 29, 1993 as amended by Amendment No. 1 to Agreement of Lease dated as of January 31st, 1994 (said Lease as so amended hereinafter called the "Sublease"), Landlord did lease, let and demise to Tenant, subject to the Ground Lease, a portion of the Demised Premises as therein more particularly described;

         WHEREAS, the parties hereto desire to establish additional rights of quiet and peaceful possession for the benefit of Tenant under the Sublease and further to define the terms, covenants and conditions precedent for such additional rights.

         NOW, THEREFORE, in consideration of the premises and of the sum of One ($1.00) Dollar and other good and valuable consideration, each to the other in hand paid, it is hereby mutually covenanted and agreed as follows:

         1.      Ground Lessor consents to and approves the Sublease.

         2. In the event of the cancellation or termination of the Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of the Sublease, including any extensions and renewals of the Sublease now provided thereunder, and subject to the observance and performance by Tenant, within such grace periods as may be applicable under the Sublease, of all of the terms, covenants and conditions of the Sublease on the part of Tenant to be observed and performed, Ground Lessor does hereby covenant and warrant as follows;

                 (a) The quiet and peaceful possession of Tenant under the Sublease;

                 (b) That the Sublease shall continue in full force and effect and Ground Lessor shall recognize the Sublease and the Tenant's rights thereunder and will thereby establish direct privity of estate and contract as between Ground Lessor and Tenant, with the same force and effect and with the same relative priority in time and right as though the Sublease were originally made directly from Ground Lessor in favor of Tenant, but not in respect of any amendment to the Sublease not previously approved in writing by Ground Lessor.

         3. That in the event of the cancellation or termination of the Ground Lease or of the surrender thereof, whether voluntary, involuntary or by operation of law, prior to the expiration date of the Sublease, including any extensions and renewals of the Sublease now provided thereunder, Tenant hereby covenants and agrees to make full and complete attornment to Ground Lessor, for the balance of the term of the Sublease, including any extensions and renewals thereof, now provided thereunder, upon the same terms, covenants and conditions as therein provided, subject, however, in all events to the terms, conditions and provisions of this Agreement, so as to establish direct privity of estate and contract as between Ground Lessor and Tenant and with the same force and effect and relative priority in time and right as though the Sublease were originally made directly from Ground Lessor to Tenant, and Tenant will thereafter make all rent payments thereafter directly to Ground Lessor.

         4. That Teachers and Tenant do hereby covenant and agree that the Mortgage shall be and the same is hereby made SUBORDINATE to the Sublease and to the recognition and attornment agreements provided for in Paragraphs 2 and 3 hereof with the same force and effect as if the Sublease had been executed, delivered and recorded and the said recognition and attornment agreements aforesaid had been effected in each case prior to the execution, delivery and recording of the Mortgage,

         EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude

                 (a) The prior right and claim under and the prior lien of the Mortgage in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any party of the Demised Premises, and as to the right of disposition thereof in accordance with the provisions of the Mortgage,

                 (b) The prior right and claim under and the prior lien of the Mortgage, in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Demised Premises and as to the right of disposition thereof in accordance with the terms of the Mortgage, and

                 (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the Mortgage and the execution of the Sublease or the effective date of the recognition and attornment agreements aforesaid, whichever is later, or any lien or judgment which may arise at any time under the terms of this Agreement.

         5. That the terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the respective parties hereto, their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this writing to be signed, sealed and delivered in their respective names and behalf, and, if a corporation, its officers duly authorized, the day and year first above written.



                           TEACHERS INSURANCE AND
                           ANNUITY ASSOCIATION OF AMERICA

                           By: Judith L. King
                           ------------------------------
                           DIRECTOR

                           DARVEL REALTY TRUST,

                           By:    MICHAEL P. SULLIVAN
                              ------------------------------
                                  Michael P. Sullivan
                                  Vice President and a Trustee


                          OPENVISION TECHNOLOGIES, INC.

                          By:     JAY A. JONES
                             ------------------------------
                                  Jay A. Jones, General Counsel

                               STATE OF NEW YORK




New York, ss                                              _______________, 1994



         Then personally appeared the above named JUDITH L. KING and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Teachers Insurance and Annuity Association of America, before me.



                          /s/ THEODORA A. SLOLY
                          ---------------------------------
                          Notary Public

                                                  THEODORA A. SLOLY
                                                  Notary Public, State of N.Y.
                                                  No. 24-5002587
                                                  Qualified in Kings Co.
                           My commission expires: _______________
                                                  Comm. Expires October 5, 1994


                         COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                            January 31, 1994


         Then personally appeared the above named Michael P. Sullivan, Vice President and a Trustee, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Darvel Realty Trust, before me.


State of California

County of Alameda                                  CAPACITY CLAIMED BY SIGNER(S)

On 25 January 94 before me,                      [ ] INDIVIDUAL(S)
Michelle E. Fields, Notary Public                [X] CORPORATE JAY A. JONES
- ---------------------------------                [ ] OFFICER(S) Asst. Secretary
(NAME, TITLE OF OFFICER - I.E.
"JANE DOE, NOTARY PUBLIC")                       [ ] PARTNERS
                                                 [ ] ATTORNEY IN FACT
personally appeared   JAY A. JONES               [ ] TRUSTEE(S)
                   -----------------------       [ ] GUARDIAN/CONSERVATOR
                   (NAME(S) OF SIGNER(S))        [ ] OTHER:

[X] Personally known to me - OR [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the
                                        same in his authorized capacity and that
                                        by his signature on the instrument the
                                        person, or the entity upon behalf of
                                        which the person acted, executed the
       MICHELLE E. FIELDS               instrument.
         COMM, # 1010482
  Notary Public - California            Witness my hand and official seal.
         ALAMEDA COUNTY
   My Comm. Expires DEC 1, 1997         /s/ MICHELLE E. FIELDS
                                        ------------------------------------
             (SEAL)                     (SIGNATURE OF NOTARY)


                                        SIGNER IS REPRESENTING:
                                        (NAME OF PERSON(S) OR ENTITY(IES))
                                        OpenVision Technologies, Inc.
                                        ---------------------------------

- --------------------------------------------------------------------------------
ATTENTION NOTARY: The information requested below is OPTIONAL. It could, however, prevent fraudulent attachment of this certificate to any unauthorized document.

     THIS CERTIFICATE              Title or Type of Document AMENDMENT NO. 1
     MUST BE ATTACHED              TO AGS OF LEASE & AGREEMENT OF SUBORDINATION
     TO THE DOCUMENT               Number of Pages 11  Date of Document  N/A
     DESCRIBED AT RIGHT:           Signer(s) Other Than Named Above

                                   EXHIBIT A

                              DESCRIPTION OF LAND


         A certain parcel of land in the City of Cambridge, Middlesex County, Massachusetts, bounded and described as follows:

         SOUTHWESTERLY            at the intersection of Main Street and First
                                  Street, by four lines measuring 44.72 feet,
                                  129.49 feet, 24.15 feet, and  41.16 feet,
                                  respectively;

         SOUTHERLY                by Main Street by a line measuring 404.86
                                  feet;

         WESTERLY                 by Lot 1, by a line measuring 154.28 feet;
                                  and

         NORTHERLY                by the Broad Canal, 594.60 feet.


         Said parcel is shown as Lot 2 on a "Subdivision Plan of Land in Cambridge, Mass. (Middlesex County)", dated April 24, 1981, and revised September 4, 1981, drawn by Boston Survey Consultants, and prepared for Darvel Realty Trust, recorded with Middlesex Southern District Registry of Deeds in Book 14412, Page 199.

                                     LEASE

                                    BETWEEN

            RIVERFRONT OFFICE PARK ASSOCIATES II LIMITED PARTNERSHIP

                                    Landlord




                                      AND





               THE VISION THING, INC. d/b/a GEER ZOLOT ASSOCIATES

                                     Tenant

                                ONE MAIN STREET,
                            CAMBRIDGE, MASSACHUSETTS

                                     INDEX


         ARTICLE          1.        REFERENCE DATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         ARTICLE          2.        DESCRIPTION OF DEMISED PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          2.1       Demised Premises  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          2.2       Appurtenant Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          2.3       Reservations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

         ARTICLE          3.        TERM OF LEASE; OPTION TO EXTEND TERM  . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          3.1       Habendum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          3.2       Term Commencement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                          3.3       Option to Extend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                          3.4       Tenant's Right of First Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

         ARTICLE          4.        WORK BY LANDLORD; TENANT'S ACCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          4.1       Completion Date - Delays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                          4.2       When Premises Deemed Ready  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          4.3       Plans and Specifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          4.4       Work Above Building Standards . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                          4.5       Change Orders, Tenant Delays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                          4.6       Conclusiveness of Tenant's Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          4.7       Entry by Tenant; Interference with
                                     Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

         ARTICLE          5.        USE OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          5.1       Permitted Use . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                          5.2       Prohibited Uses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                          5.3       Licenses and Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         ARTICLE          6.        RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                          6.1       Yearly Fixed Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                          6.2       Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                          6.3       Operating Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                          6.4       Tenant's Proportionate Share  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                          6.5       Payment to Mortgagee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         ARTICLE          7.        UTILITIES AND LANDLORD'S SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                          7.1       Electricity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                          7.2       Water Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                          7.3       Heat and Air Conditioning . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

                          7.4       Additional Heat, Cleaning and
                                    Air Conditioning Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                          7.5       Repairs and Other Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                          7.6       Interruption or Curtailment of Services . . . . . . . . . . . . . . . . . . . . . . . . .  15

         ARTICLE B.                 CHANGES OR ALTERATIONS BY LANDLORD  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         ARTICLE 9.                 FIXTURES, EQUIPMENT AND IMPROVEMENTS -
                                     REMOVAL BY TENANT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         ARTICLE 10.                ALTERATIONS AND IMPROVEMENTS BY TENANT  . . . . . . . . . . . . . . . . . . . . . . . . .  17

         ARTICLE  11.        TENANT'S CONTRACTORS - MECHANICS' AND OTHER LIENS - STANDARD
                              OF TENANT'S PERFORMANCE - COMPLIANCE WITH LAWS  . . . . . . . . . . . .  17

         ARTICLE  12.        REPAIRS AND SECURITY BY TENANT . . . . . . . . . . . . . . . . . . . . .  18
         ARTICLE  13.        INSURANCE, INDEMNIFICATION, EXONERATION
                                AND EXCULPATION               . . . . . . . . . . . . . . . . . . . .  19
                  13.1       Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                  13.2       Certificates of Insurance  . . . . . . . . . . . . . . . . . . . . . . .  19
                  13.3       General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                  13.4       Property of Tenant . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  13.5       Bursting of Pipes, etc . . . . . . . . . . . . . . . . . . . . . . . . .  21
                  13.6       Repairs and Alterations - No Diminution
                                of Rental Value                                                        21
         ARTICLE  14.        ASSIGNMENT, MORTGAGING, SUBLETTING, ETC                                   22
         ARTICLE  15.        MISCELLANEOUS COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . .  26
                  15.1       Rules and Regulations  . . . . . . . . . . . . . . . . . . . . . . . . .  26
                  15.2       Access to Premises - Shoring . . . . . . . . . . . . . . . . . . . . . .  27
                  15.3       Accidents to Sanitary and Other Systems  . . . . . . . . . . . . . . . .  28
                  15.4       Signs, Blinds and Drapes . . . . . . . . . . . . . . . . . . . . . . . .  28
                  15.5       Estoppel Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  28
                  15.6       Prohibited Items . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
                  15.7       Requirements of Law; Fines and Penalties . . . . . . . . . . . . . . . .  29
                  15.8       Tenant's Acts - Effect on Insurance  . . . . . . . . . . . . . . . . . .  29
                  15.9       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

         ARTICLE  16.        DAMAGE BY FIRE, ETC  . . . . . . . . . . . . . . . . . . . . . . . . . .  30

         ARTICLE  17.        WAIVER OF SUBROGATION  . . . . . . . . . . . . . . . . . . . . . . . . .  32

         ARTICLE  18.        CONDEMNATION - EMINENT DOMAIN  . . . . . . . . . . . . . . . . . . . . .  32

         ARTICLE  19.        DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                  19.1       Conditions of Limitation - Re-entry -  Termination . . . . . . . . . . .  34
                  19.2       Damages - Assignment for-Benefit
                              of Creditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                  19.3        Damages - Termination  . . . . . . . . . . . . . . . . . . . . . . . . . 35
                  19.4        Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
                  19.5        Landlord's Remedies Not Exclusive  . . . . . . . . . . . . . . . . . . . 37
                  19.6        Grace Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

         ARTICLE  20.         END OF TERM - ABANDONED PROPERTY . . . . . . . . . . . . . . . . . . . . 38

         ARTICLE  21.         RIGHTS OF MORTGAGEES . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                  21.1        Superiority of Lease . . . . . . . . . . . . . . . . . . . . . . . . . . 38
                  21.2        Entry and Possession . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                  21.3        Right to Cure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                  21.4        Duty to Construct  . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                  21.5        Prepaid Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
                  21.6        Continuing Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

                  21.7      Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
                  21.8      Limitations on Liability   . . . . . . . . . . . . . . . . . . . . . . . .  40

         ARTICLE  22.       QUIET ENJOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

         ARTICLE  23.       ENTIRE AGREEMENT - WAIVER - SURRENDER  . . . . . . . . . . . . . . . . . .  41
                  23.1      Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                  23.2      Waiver by Landlord   . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                  23.3      Surrender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

         ARTICLE  24.       INABILITY TO PERFORM - EXCULPATORY CLAUSE  . . . . . . . . . . . . . . . .  42

         ARTICLE  25.       BILLS AND NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

         ARTICLE  26.       PARTIES BOUND - SEIZING OF TITLE . . . . . . . . . . . . . . . . . . . . .  43

         ARTICLE  27.       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  27.1      Separability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  27.2      Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  27.3      Broker . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  27.4      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  27.5      Assignment of Rents  . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                  27.6      Parking  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                  27.7      Notice of Lease  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                  27.8      Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                  27.9      Security Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         EXHIBIT  A         Description of Demised Premises
         EXHIBIT  B         Description of Land
         EXHIBIT  C         There is no Exhibit C
         EXHIBIT  D         Drawings
         EXHIBIT  E         Procedure for Allocation of Costs of
                             Electric Power Usage by Tenants
         EXHIBIT  F         Cleaning Standards
         EXHIBIT  G         Rules and Regulations

(8)         Mortgage:               A mortgage, deed of trust, trust indenture,
                                    or other security instrument of record
                                    creating an interest in or affecting title to the Land or Building or any part thereof, including the leasehold mortgage, and any and all renewals, modifications, consolidations or extensions of any such instrument. For such time as Teachers
                                    Insurance and Annuity Association
                                    ("TIAA") is the holder of a first
                                    mortgage on the Property, the term
                                    "Mortgage" shall mean only said first
                                    mortgage, and such other mortgages, if
                                    any, which TIAA shall approve.

(9)         Mortgagee:              The holder of any Mortgage.

(10)        Parking Spaces:         Two (2), provided, however, that Tenant at
                                    its option may from time to time and on a month to month basis increase such number upon prior written notice thereof to Landlord up to a maximum of fifteen (15) spaces.

(11)        Property:               The Land and Building.

(12)        Rent:                   Yearly Fixed Rent and Additional Rent.

(13)        Rentable Area of        4,890 rentable square feet.
            the Demised Premises:

(14)        Tenant's Address:       Until the Term Commencement Date,
                                    200 Portland Street
                                    Boston, Massachusetts 02117
                                    and thereafter
                                    One Main Street
                                    Cambridge, Massachusetts 02142.

(15)        Term Commencement       As defined in Section 3.2.
            Date:

(16)        Term of This Lease:     As defined in Section 3.1.

(17)        Termination Date:       As defined in Section 3.1.

(18)        Use of Demised
            Premises:               General office purposes.

(19)        Yearly Fixed Rent       $80,685, calculated at the rate of
                                    $16.50 per rentable square foot.

2.       DESCRIPTION OF DEMISED PREMISES

         2.1 Demised Premises. The Demised Premises are that portion of the Building as described above (as the same may from time to time be constituted after changes therein, additions thereto and eliminations therefrom pursuant hereto).

         2.2 Appurtenant Rights. Tenant shall have, as appurtenant to the Demised Premises, rights to use in common, subject to reasonable rules from time to time made by Landlord of which Tenant is given notice, those common roadways, walkways, elevators, hallways and stairways necessary for access to that portion of the Building occupied by the Demised Premises and the common loading dock, bathrooms, and lobbies.

         2.3 Reservations. All the perimeter walls of the Demised Premises except the inner surfaces thereof, any balconies, terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as the right of access through the Demised Premises for the purpose of operation, maintenance, decoration and repair as hereinafter provided, are expressly reserved to Landlord; provided however that Landlord shall endeavor to not unreasonably interfere with Tenant's use of the Premises and that, whenever possible, Landlord shall provide prior notice to Tenant of its need for access.

3.       TERM OF LEASE; OPTION TO EXTEND TERM

         3.1 Habendum. TO HAVE AND TO HOLD the Demised Premises for a term of two (2) years commencing on the Term Commencement Date and ending on the day immediately prior to the second (2d) anniversary thereof (the "Term of This Lease"), or on such earlier date upon which said Term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law (which date for the termination of the term hereof shall hereafter be called the "Termination Date").

         3.2 Term Commencement Date. The Term Commencement Date shall be the earlier of (a) the date on which, pursuant to permission therefor duly given by Landlord, Tenant undertakes Use of the Demised Premises for the purpose set forth in Article 1, or (b) the date on which the Demised Premises are ready for Tenant's occupancy in accordance with the provisions of Section 4.2; provided however that in such event, Landlord shall provide Tenant with a minimum prior written notice of five (5) days. Landlord and Tenant agree to execute a certificate confirming the Term Commencement Date as soon as practicable subsequent thereto.

         Notwithstanding the foregoing, Tenant shall be permitted occupancy of the Demised Premises immediately upon the execution of this Lease or upon the completion of all work to be performed by Landlord hereunder, whichever is later; provided such occupancy in no way interferes with or hinders Landlord's obligations hereunder.

         3.3 Options to Extend. On the conditions (which conditions Landlord may waive, at its election by written notice to Tenant at any time)
(i) that Tenant is not in default after the expiration of applicable notice and grace periods of its covenants and obligations under the Lease and (ii) that the Tenant or a Successor (as defined in 14.3 herein) is itself occupying the entirety of the Demised Premises both at the time of Tenant's notice to Landlord and at the time of the commencement of any additional period of tenancy, Tenant may extend the Term of this Lease for up to three successive additional one year periods by giving notice to Landlord of its election to extend for the first of such one year period at least four (4) months prior to the end of the original Term and by giving notice to Landlord of its election to extend for the second and/or third such successive additional one year period(s) at least four (4) months prior to the end of the Term, as it may have been extended hereunder by additional one year period(s). The Yearly Fixed Rent payable by Tenant with respect to any such extension period(s) shall be equal to ninety-five (95%) percent of the then fair market rental value of the Demised Premises (taking into account comparable first-class office space in the Kendall Square, East Cambridge area, and building class, building site, building quality, and other market conditions, including terms and conditions in comparable leases) (1) as the same may be mutually agreed by Landlord and Tenant; provided, however that (2) if they have not so agreed in writing within one (1) month following the exercise of the option then said fair market value shall be determined by appraisers, each of whom shall have at least three prior years' experience as an appraiser in the East Cambridge market, one to be chosen by Landlord, one to be chosen by Tenant, and a third to be selected by the two first chosen. The unanimous written decision of the two first chosen, without selection and participation of a third appraiser, or otherwise the written decision of a majority of three appraisers chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen appraiser within ten (10) days following expiration of the aforesaid one (1) month period and, unless such two appraisers shall have reached a unanimous decision within twenty-one
(21) days from said expiration, they shall within a further five (5) days elect a third appraiser and notify Landlord and Tenant thereof. Landlord and Tenant shall each bear the expense of the appraiser chosen by it and shall equally bear the expense of the third appraiser (if any).

         3.4 Tenant's Right of First Offer. On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) (i) that Tenant is not in default after the expiration of applicable notice and grace periods of its covenants and obligations under the Lease and
(ii) that the Tenant is itself occupying the entirety of the Demised Premises both at the time Landlord is required to give Landlord's Notice and as of the Term Commencement Date in respect of the RFO Premises in question, Tenant shall have the following rights to add RFO Premises, as hereinafter defined, to the Demised Premises leased hereby when such RFO Premises become available for lease to Tenant, as hereinafter described. In no event shall Tenant have any rights under this Section on or after the date on which there shall be less than four (4) full months remaining in the Term of this Lease, unless Tenant shall have validly exercised any remaining applicable extension option as aforesaid.

         (a) Definition of RFO Premises. "RFO Premises" shall be defined as any rentable area which is situated on the eighth floor within the Building which becomes available for lease to Tenant, as hereinafter defined, during the Term of this Lease, as the same may be extended. For the purposes of this paragraph (a), an area shall be deemed to be "available for lease to Tenant" if, during the Term of this Lease, Landlord, in its sole judgment, determines that such area will become available for leasing to Tenant (i.e., when Landlord determines that the then current tenant of such RFO Premises will vacate such RFO Premises, or any portion thereof, and when Landlord intends to offer such premises for lease). Landlord warrants that Tenant has the first Right of First Offer for the eighth floor.

         (b) Exercise of Right to Lease RFO Premises. Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines that there is a bona fide proposal, either verbally or in writing, for space which would constitute RFO Premises hereunder. Landlord's Notice shall set forth the estimated date on which Landlord would expect to deliver such RFO Premises to Tenant, and the exact location of such RFO Premises. The Yearly Fixed Rent and Additional Rent to be paid by Tenant for the RFO Premises shall be equivalent on a per square foot basis to such charges for the existing Demised Premises and shall be prorated to reflect the Tenant's actual occupancy of the RFO Premises. Tenant shall, have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord within thirty (30) days after the receipt of Landlord's Notice, to add such RFO Premises to this Lease as hereinafter provided. If Tenant fails timely to give Tenant's Exercise Notice, Tenant shall have no further right of lease such RFO Premises pursuant, to this Section 3.4. In the event Tenant fails to give Tenant's Exercise Notice and the above-referenced bona fide proposal by a third party for RFO Premises is not consummated, Landlord must provide to Tenant all requisite notice hereunder and Tenant shall again have all rights hereunder in the event of subsequent bona fide proposals by such third party or other third parties in the future with respect to such space. Upon the timely giving of Tenant's Exercise Notice, such RFO Premises shall be added to the Demised Premises and shall be subject to the provisions of this Lease, except as follows:

         (1) Term Commencement Date. The Term Commencement Date in respect of any RFO Premises shall be the earlier of (a) the date that Landlord actually delivers such RFO Premises to Tenant, or (b) the date on which Tenant shall occupy all or any portion of such RFO Premises for the conduct of its business therein. In no event shall the Term Commencement Date be later than thirty
(30) days after the Tenant's Exercise Notice.

         (2) Rent Commencement Date. The date of commencement of Rent in respect of any RFO Premises shall be the Term Commencement Date in respect of such RFO Premises.

         (3) Condition of RFO Premises; Tenant's RFO Work. Tenant shall take any RFO Premises "as-is" in its then (i.e., as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part, of Landlord to construct or prepare any RFO Premises for Tenant's occupancy, excepting that Landlord shall connect the Demised Premises and RFO Premises by opening the existing dividing wall (if applicable) and constructing a new demising wall (if applicable) and shall perform such touch-up patching, painting, repairs and cleaning as shall be required, all such work at Landlord's cost and expense. However, upon Tenant's exercise of its option to lease RFO Premises and delivery of such RFO Premises by Landlord, to Tenant, Tenant shall have the right, subject to Landlord's approval of the plans therefor which approval shall not be unreasonably withheld or delayed in each instance and to the other applicable provisions of Section 4 below, to make such alterations and improvements to the RFO Premises as Tenant deems reasonably necessary for its use and occupancy thereof ("Tenant's RFO Work").

         (c) Execution of Lease Amendments. Notwithstanding the fact that Tenant's exercise of the above-described option to lease RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment and amended notice of lease reflecting the addition of any RFO Premises and the changes to this Lease occasioned thereby.

4.       WORK BY LANDLORD; TENANT'S ACCESS

         4.1 Completion Date - Delays. Subject to delay by causes beyond the reasonable control of Landlord or caused by the action or inaction of Tenant, Landlord shall use reasonable diligence in order to have the Demised Premises ready for occupancy by Tenant by February 1, 1993, in accordance with the Plans Schedule set forth as Exhibit C and including alternates 2, 3, and 4, attached hereto and made a part hereof and Landlord shall pay all costs of such construction. The failure to have the Demised Premises so ready by such date shall in no way affect the validity of this Lease or the obligations of Tenant hereunder. However, Tenant may terminate this Lease by notice to Landlord and without further recourse to either party if the Demised Premises are not ready for occupancy by Tenant on or before March 15, 1993 (which date shall be extended by the period of any delays referred to in Article 24).

         4.2 When Premises Deemed Ready. The Demised Premises shall be conclusively deemed ready for Tenant's occupancy after the occurrence of all of the following: (i) Landlord gives notice to Tenant that the installations to be done by Landlord in the Demised Premises pursuant to the Final Approved Plans defined in Section 4.3 have been substantially completed by Landlord insofar as is practicable in view of delays or defaults, if any, of Tenant, (ii) a certificate of occupancy has issued for Tenant to occupy the Demised Premises for their Permitted Use, (iii) Landlord's Architect shall have issued a Certificate of Substantial Completion certifying that the Premises have been substantially completed in accordance with the Final Approved Plans, and (iv) all mechanical, HVAC, life safety and electrical systems are operational and the HVAC system has been balanced. Such work shall not be deemed incomplete if only minor or insubstantial details of construction or mechanical adjustments remain to be done, which would not interfere in any material manner with Tenant's use and occupancy of the Demised Premises and none of which render the Demised Premises untentatable for the Permitted Use, or if a delay is caused in whole or in part by Tenant through the delay of Tenant in submitting any plans, and/or specifications, supplying information, approving plans, specifications or estimates, giving authorization or otherwise. Landlord's Architect's certificate of substantial completion as hereinabove stated, given in good faith, or of any other facts pertinent to this Section 4.2 shall be deemed conclusive of the statements therein contained.

         4.3 Plans and Specifications. Landlord shall be solely responsible for the timely preparation and submission to Tenant of the final architectural, electrical and mechanical construction drawings, plans and specifications (the "Approved Final Plans") necessary to build the Demised Premises for Tenant's occupancy in accordance with the Drawings set forth in Exhibit D (including alternatives 2, 3, and 4 therein) attached hereto and made a part hereof, which Plans shall be subject to the approval by Tenant.

         4.4 Work Above Building Standards. Any above-standard work which is not specified in Section 4.3 hereof shall be considered "Above Building Standards Work", to be supplied and installed by Landlord pursuant to Section 4.3, provided that such Above Building Standards Work (i) will not require the use of contractors of a type other than those normally engaged by Landlord in the construction of the Building, (ii) will not tend to delay completion of the Demised Premises, (iii) is practicable and consistent with existing physical conditions in the Building and with any plans for the Building which have been filed with the appropriate governmental authorities, (iv) will not impair Landlord's ability to perform any of Landlord's obligations under the provisions of the Lease, and (v) will not affect any portion of the Building other than the Demised Premises. The provisions of Section 7.1 of this Lease shall apply to any Above Building Standards Work which will require any additional electrical feeders or risers over and above those which would be required to service the electrical facilities to be installed by Landlord pursuant to Section 4.3. Notwithstanding Landlord's approval of any Above Building Standards Work, if it subsequently appears to Landlord that any items of Above Building Standards Work designated by Tenant will tend to delay completion of the work required to be performed by Landlord pursuant to Section 4.3, Tenant, after notice from Landlord to that effect, will designate, subject to the foregoing limitations (i) through (v), other available items of Above Building Standards Work which will not so tend to delay completion. If Tenant fails to make such designations within ten (10) days after said notice from Landlord, Landlord shall have no obligations to supply or install the items of Above Building Standards Work set forth by Landlord in such notice, or, at Landlord's election, Landlord shall have the right to perform such items of Above Building Standards Work, except that, solely for the purpose of determining whether or not the work required to be performed by Landlord pursuant to this Article has been substantially completed and for the purpose of fixing the Term Commencement Date, such items of Above Building Standards Work and all other related work and installations shall be deemed unfinished, punch-list details which may be performed after the Term Commencement Date in accordance with the provisions of Section 4.2. Tenant shall pay to Landlord a sum equal to the actual cost and expense to Landlord of Landlord's contractor supplying and installing all Above Building Standards Work. Any sum payable hereunder by Tenant to Landlord shall be payable as Landlord's work progresses, whether or not the Term of this Lease shall have commenced, within thirty (30) days after invoice therefor from Landlord.

         4.5 Change Orders, Tenant's Delays. In the event of (a) any change orders to the Approved Final Plans requested by Tenant and consented to by Landlord, which consent shall not be unreasonably withheld or delayed in each instance, or (b) any actual delay ("Tenant's Delay") that shall occur in the Term Commencement Date as a result of

                 (i) any request by Tenant that Landlord delay completion of any fit-up work with respect to the Demised Premises for any reason; or

                 (ii) any necessary rescheduling of the sequence of any fit-up work with respect to the Demised Premises due to any of the causes listed above;

which results in any additional cost to Landlord (the excess of what would have been Landlord's total cost of completing the fit-up work for the Demised Premises had there not occurred such change order or delay), Tenant agrees to promptly pay to Landlord, whether or not the Term of this Lease has commenced, the full amount of such additional cost. The Landlord shall provide the Tenant with written notice within forty-eight (48) hours of the receipt by Landlord of any change order requested by Tenant or Tenant request for delay or necessary rescheduling of sequence of fit-up work due to any of the above for which Tenant will be required to bear any additional cost hereunder. Such notice shall include the expected duration of such delay and associated costs. Tenant shall be deemed to have consented to any such increased cost, time delay, or rescheduling unless it otherwise notifies Landlord within forty-eight
(48) hours of receipt of Landlord's Notice.

         4.6 Conclusiveness of Landlord's Performance. Tenant shall be conclusively deemed to have agreed that Landlord has performed all of its obligations under this Article 4 unless not later than sixty (60) days after the Term Commencement Date Tenant shall give Landlord written notice specifying the respects in which Landlord has not performed such obligations. Landlord shall endeavor to obtain a one-year warranty for latent defects from any contractors) who perform work on the Demised Premises.

         4.7 Entry by Tenant; Interference with Construction. Tenant and Tenant's contractors and agents shall be permitted by Landlord to enter the Demised Premises prior to the Term Commencement Date upon reasonable prior written notice thereof to Landlord for the purpose of installation of telephone and data wiring to prepare the Demised Premises for Tenant's occupancy. Such entry shall be deemed to be pursuant to a license from Landlord to Tenant and shall be at the risk of Tenant. In no event shall Tenant interfere with any construction work being performed by or on behalf of Landlord in or around the Building; without limiting the generality of the foregoing, Tenant shall comply with all reasonable instructions issued by Landlord's contractors relative to the moving of Tenant's equipment and other property into the Demised Premises and shall pay any fees or costs imposed in connection therewith which are a direct result of the actions or inactions of Tenant or Tenant's employees, agents, licensees or invitees.

5.       USE OF PREMISES

         5.1 Permitted Use. Except as otherwise agreed by Landlord, Tenant, during the Term of this Lease, shall occupy and use the Demised Premises for the permitted use set forth in Article I ("Permitted Use") and for no other purpose. Service and utility areas (whether or not a part of the Premises) shall be used only for the particular purpose for which they are designated. Landlord hereby represents and warrants that the permitted use hereunder is allowed as of right under the zoning by-laws of the City of Cambridge.

         5.2 Prohibited Uses. Tenant shall not use, or suffer or permit the use of, or suffer or permit anything to be done in or anything to be brought into or kept in, the Demised Premises or any part thereof (i) which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease, (ii) for any unlawful purposes or in any unlawful manner, or (iii) which, in the reasonable judgment of Landlord shall in any way
(a) impair or tend to impair the appearance or reputation of the Building, (b) impair or interfere with or tend to impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or Demised Premises, or with the use of any of the other areas of the Building, or.(c) occasion discomfort, inconvenience or annoyance to any of the other tenants or occupants of the Building, whether through the transmission of noise or odors or otherwise. Without limiting the generality of the foregoing, no food shall be prepared or served for consumption on or about the Demised Premises, excepting only for consumption on the Demised Premises by Tenant, its employees, and their guests; no intoxicating liquors or alcoholic beverages shall be sold on or about the Demised Premises; no lottery tickets (even where the sale of such tickets is not illegal) shall be sold and no gambling, betting or wagering shall otherwise be permitted on or about the Demised Premises; no loitering shall be permitted in or about the Demised Premises; and no loading or unloading of supplies or other material to or from the Demised Premises shall be permitted on the Land except at times and in locations to be designated by Landlord. The Demised Premises shall be maintained in a sanitary condition, and all kept free of rodents and vermin. All trash and rubbish shall be suitably stored in the Demised Premises or other locations designated by Landlord from time to time.

         5.3 Licenses and Permits. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, and if the failure to secure such license or permit would in any way affect Landlord, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the terms and conditions of each such license or permit.

         6.      RENT

         6.1 Yearly Fixed Rent. Tenant shall pay to Landlord, without any set-off or deduction, at Landlord's office, or to such other person or at such other place as Landlord may designate by written notice to Tenant, the Yearly Fixed Rent set forth in Article 1. Beginning March 1, 1993, all Yearly Fixed Rent shall be paid in equal monthly installments in advance on or before the first business day of each calendar month during the

Term of this Lease and shall be apportioned for any fraction of a month in which the Term Commencement Date or the last day of the Term of this Lease may fall. Tenant shall not be liable for Yearly Fixed Rent prior to March 1, 1993.

         6.2 Taxes. Tenant shall pay to Landlord as Additional Rent a proportionate share (as defined in Section 6.4) of all real estate taxes (including without limitation all betterment assessments and charges in lieu of such taxes and any tax on any fixture (other than a Tenant fixture) installed in the Building, even if taxed as personal property) imposed against the Building and the Land, in excess of the amount of said real estate taxes imposed against the Building and the Land for the fiscal tax year ending June 30, 1993, prorated with respect to any portion of a fiscal year in which the term of this Lease begins or ends. Such payments shall be due and payable within thirty (30) days after Tenant shall have received a copy of the relevant tax bills. If Landlord shall receive any refund of real estate taxes of which Tenant has paid a portion pursuant to this Section, then, out of any balance remaining after deducting Landlord's expenses incurred in obtaining such refund, Landlord shall pay to Tenant the same proportionate share of said balance, prorated as set forth above. Tenant shall, if, as and when demanded by Landlord and with each monthly installment of Fixed Rent, make tax fund payments to Landlord. "Tax Fund Payments" refer to such payments as Landlord shall determine to be sufficient to provide in the aggregate a fund adequate to pay, when they become due and payable, all payments required from Tenant under this Section. In the event that said tax fund payments are not adequate to pay Tenant's share of such taxes, Tenant shall pay to Landlord the amount by which such aggregate is less than the amount of said share, such payment to be due and payable at the time set forth above. Any surplus tax fund payments shall be accounted for to Tenant after payment by Landlord of the taxes on account of which they were made, and shall be promptly refunded to Tenant.

         6.3 Operating Expenses. Tenant shall pay to Landlord as Additional Rent a proportionate share (as defined in Section 6.4) of all costs and expenses incurred by Landlord in the operation and maintenance of the Building and the Land in accordance with generally accepted operational and maintenance procedures, in excess of the amount of said costs and expenses incurred by the Landlord in the operation and maintenance of the Building and the Land during the calendar year ending December 31, 1993, including, without limiting the generality of the foregoing, all such costs and expenses in connection with (1) insurance, license fees, janitorial service, landscaping, and snow removal, (2) wages, salaries, management fees, employee benefits, payroll taxes, on-site office expenses, administrative and auditing expenses, and equipment and materials for the operation, management, and maintenance of said Property, (3) any capital expenditure (amortized, with interest, on such reasonable basis as Landlord shall determine in accordance with generally accepted accounting principles) made by Landlord for the purpose of reducing other operating expenses or complying with any governmental requirement, (4) the furnishing of heat, air conditioning and utilities, (5) the operation and servicing of any computer system installed to regulate Building equipment, and (6) the furnishing of the repairs and services referred to in Section 7.3 (the foregoing being hereinafter referred to as operating expenses"). Notwithstanding the foregoing, the following shall not be included in operating expenses: (i) the cost of leasehold improvements provided for the fit-up of any space for any individual tenant, (ii) rent payable with respect to the ground lease, (iii) marketing costs, (iv) real estate brokerage fees,
(v) administrative costs not related to the Building, (vi) principal and interest payable on any Mortgage, (vii) offsite executive staff costs and
(viii) legal costs associated with the leasing of any space in the Building or the performance of any individual Tenant of the Building. As soon as Tenant's share of operating expenses with respect to any calendar year can be determined, the same will be certified by Landlord to Tenant and will become payable to Landlord within thirty (30) days following such certification, subject to proration with respect to any portion of a calendar year in which the Term of this Lease begins or ends. Tenant shall, if, as and when demanded by Landlord and with each monthly installment of Yearly Fixed Rent, make operating fund payments to Landlord based on Landlord's reasonable estimated budget of such expenses. "Operating Fund Payments" refer to such payments as Landlord shall reasonably determine to be sufficient to provide in the aggregate a fund adequate to pay, when they become due and payable, all payments required from Tenant under this Section. In the event that operating fund payments are so demanded, and if the aggregate of said operating fund payments is not adequate to pay Tenant's share of operating expenses, Tenant shall pay to Landlord the amount by which such aggregate is less than the amount of said share, such payment to be due and payable at the time set forth above. Any surplus operating fund payments shall be accounted for to Tenant after such surplus has been determined, and shall be refunded to Tenant promptly. Tenant shall have the right at Tenant's cost and expense during normal business hours and upon reasonable prior written notice to Landlord to engage an independent certified public accountant to audit Landlord's records with respect to such operating expenses, provided, that in the event such audit shall disclose that Landlord overstated such expenses in the aggregate for any calendar year by an amount equal to not less than three percent (3%) Landlord shall reimburse to Tenant the reasonable cost of such audit.


         6.4 Tenant's Proportionate Share. Tenant's proportionate share of taxes pursuant to Section 6.2 and operating expenses pursuant to Section 6.3, respectively, shall be 1.50% (4,890/326,470 square feet) and 1.52% (4,890/321,917 square feet), respectively.

         6.5 Payment to Mortgagee. Landlord reserves the right to provide in any Mortgage given by it of the Property that some or all rents, issues, and profits and all other amounts of every kind payable to the Landlord under this Lease shall be paid directly to the Mortgagee for Landlord's account and Tenant covenants and agrees that it will, after receipt by it of written notice from Landlord or Mortgagee designating such Mortgagee to whom payments are to be made by Tenant, pay such amounts thereafter becoming due directly to such Mortgagee until excused therefrom by written notice from such Mortgagee.

7.       UTILITIES AND LANDLORD'S SERVICES

         7.1 Electricity. Tenant shall pay to Landlord monthly an amount reasonably estimated by Landlord to equal Tenant's Allocable Electricity Costs for the electrical energy that Tenant requires for operation of the lighting fixtures, appliances and equipment of Tenant in the Demised Premises.
"Tenant's Allocable Electricity Costs" as used herein shall be as determined in accordance with Exhibit E annexed hereto and made a part hereof. Landlord shall furnish to Tenant quarterly a statement setting forth in reasonable detail the particulars relating to Tenant's Allocable Electricity Costs for the three months to which such a statement relates. In the event the estimated payments made by Tenant for said three (3) month period shall be less than Tenant's Allocable Electricity Costs for said period as set forth in said statement, Tenant shall promptly remit to Landlord the difference. In the event the estimated payments made by Tenant for said three (3) month period exceed Tenant's Allocable Electricity Costs for said period as set forth in said statement, such excess shall be promptly refunded by Landlord. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electrical energy furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity unless due to the act or omission of Landlord. Tenant's use of electrical energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert possible adverse affect upon the Building electrical services, Tenant shall give notice to Landlord and obtain Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed) whenever Tenant shall connect to the Building electrical distribution system any fixtures, appliances or equipment. Landlord, at its sole cost and expense, shall purchase, install and repair all light fixtures, bulbs, tubes, lamps, lenses, globes, ballasts, and switches used in the Demised Premises.
Any additional feeders or risers to supply Tenant's electrical requirements in addition to those originally installed and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, provided that such additional feeders and risers are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or cause or create a dangerous condition or unreasonably interfere with other tenants of the Building. Tenant agrees that it will not make any alteration or material addition to the electrical equipment and/or appliances in the Premises without the prior written consent of Landlord in each instance first obtained, which consent will not be unreasonably withheld, and will promptly advise Landlord of any alteration or addition to such electrical equipment and/or appliances. Notwithstanding the foregoing, Landlord, at its election, may install at Landlord's cost and expense a separate meter for Tenant's electric usage in which event Tenant shall thereafter obtain and pay for its electricity directly from the electric utility servicing the Building.

         7.2 Water Charges. Landlord shall furnish hot and cold water for ordinary cleaning, toilet, lavatory and drinking purposes to the extent required to service facilities shown on the Plans approved by Landlord pursuant to Section 4.3. if Tenant requires, uses or consumes water for any purpose other than for such purposes, Landlord may (i) assess a reasonable charge for the additional water so used or consumed by Tenant or (ii) install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Landlord shall pay the cost of the meter and the cost of installing any equipment required in connection therewith, and Tenant shall keep said meter and installation equipment in good working order and repair, and shall pay for water consumed, as shown on said meter, together with the sewer charge based on said meter charges, as and when bills are rendered. On Tenant's default in making such payment Landlord may pay such charges and collect the same from Tenant.

         7.3. Heat and Air Conditioning. Landlord shall, through the equipment of the Building furnish to and distribute in the Demised Premises heat and air conditioning as normal seasonal changes may require on Business Days from 8:00 a.m. to 6:00 p.m. and on Saturdays (other than legal or recognized holidays as defined in Article 1) from 8:00 a.m. to 12:00 noon when reasonably required for the comfortable occupancy of the Demised Premises by Tenant. Tenant agrees to lower and close the blinds or drapes when necessary because of the sun's position, whenever the air conditioning system is in operation, and to cooperate fully with Landlord with regard to, and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating and air conditioning system.

         7.4     Additional Heat, Cleaning and Air Conditioning Services.

         (a) The heating and air conditioning equipment serving the Demised Premises shall be designed so as to permit Tenant to obtain heat and air conditioning on days and at times other than as set forth in Section 7.3. Tenant's use of such additional heat and air conditioning shall be gauged on the meter referred to in Section 7.1 or otherwise reasonably estimated by Landlord, and all charges in connection therewith shall be payable directly by Tenant at a rate of $1.00 per heat pump per hour.

                 (b) Tenant will pay to Landlord a reasonable charge for any extra cleaning of the Premises required because of the carelessness or indifference of Tenant or because of the nature of Tenant's business, or furnished by Landlord at Tenant's request. Landlord will endeavor to furnish such requested extra cleaning service upon reasonable advance written notice from Tenant of its requirements in that regard.

         7.5 Repairs and Other Services. Except as otherwise provided in Articles 16 and 18, and subject to Tenant's obligations in Article 12 and elsewhere in this Lease, Landlord shall (a) keep and maintain the roof, exterior walls, structural floor slabs and columns, windows (exclusive of glass components), and common areas of the Building in as good condition and repair as they are in on the Term Commencement Date, reasonable use and wear excepted,
(b) keep and maintain in workable condition the Building's sanitary, electrical, heating, air conditioning and other systems, (c) provide cleaning services to the Demised Premises and the common areas of the Building on Business Days according to the cleaning standards generally prevailing in first class office buildings in the City of Cambridge, all as outlined in Exhibit F,
(d) provide maintenance and snow removal for all roadways, walkways and parking areas on the Property, (e) provide grounds maintenance to all landscaped areas, and (f) employ a uniformed guard to be stationed at the main entrance of the Building on an around-the-clock basis. All expenses incurred by Landlord in connection with the foregoing repairs and other services shall be included as part of operating expenses pursuant to Section 6.3.

         7.6 Interruption or Curtailment of Services. Landlord reserves the right to interrupt, curtail, stop or suspend the furnishing of services and the operation of any Building system, when necessary by reason of accident or emergency, or of repairs, alterations, replacements or improvements in the reasonable judgment of Landlord desirable or necessary to be made, or of difficulty or inability in securing supplies or labor, or of strikes, or of any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinabove specifically mentioned, until said cause has been removed. Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems, except that Landlord shall exercise reasonable diligence to minimize inconvenience to Tenant and to eliminate the cause of same and except that Landlord shall give reasonable notice of such interruption, curtailment, stoppage or suspension except when due to accident or emergency.

         Notwithstanding anything to the contrary herein, if the Demised Premises shall lack any service which Landlord is required to provide hereunder or if Tenant's use and occupancy of the Demised Premises is adversely affected by any of the Landlord's actions arising under this section, rendering the Demised Premises or any substantial portion thereof untenantable for a period of ten (10) consecutive days, then, provided such condition or Landlord's inability to cure such condition is not caused by the fault, neglect, or other action or omission of Tenant or Tenant's agents, employees, contractors, licensees, or invitees and provided that such condition or inability is a matter within the Landlord's control, then the Yearly Fixed Rent shall thereafter be abated in proportion to such untenantability until such condition is corrected.

8.       CHANGES OR ALTERATIONS BY LANDLORD

         Landlord reserves the right, exercisable by itself or its nominee, at any time and from time to time, upon reasonable prior written notice to Tenant (if directly affecting the use and occupancy of the Demised Premises) without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such reasonable changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Demised Premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, and stairways thereof, as it may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use and enjoyment of, the Demised Premises by Tenant, except that Landlord shall not be obligated to employ labor at so-called "overtime" or other premium pay rates. Nothing contained in this Article shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making or causing to be made any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Landlord reserves the right to from time to time change the address of the Building. Neither this Lease nor any use by Tenant shall give Tenant any right or easement or the use of any door or any passage or any concourse connecting with any, other building or to any public convenience, and the use of such doors, passages and concourses and of such conveniences may be regulated or discontinued at any time and from time to time by Landlord and without affecting the obligation of Tenant hereunder or incurring any liability to Tenant therefor.

9.       FIXTURES, EQUIPMENT AND IMPROVEMENTS - REMOVAL BY TENANT

         All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises prior to or during the term, whether by Landlord at its expense or at the expense of Tenant (either or both) or by Tenant shall be and remain part of the Demised Premises and shall not be removed by Tenant at the end of the Term unless otherwise expressly provided in this Lease. Where not built into the Demised Premise and if furnished and installed by and at the sole expense of Tenant, all removable electric fixtures, signs, furniture, or trade fixtures or business equipment shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances and may be, and upon the request of Landlord will be, removed by Tenant upon the condition that such removal shall not materially damage the Demised Premises or the Building and that the cost of repairing any damage to the Demised Premises or the Building arising from such removal shall be paid by Tenant.

10.      ALTERATIONS AND IMPROVEMENTS BY TENANT

         Tenant shall make no alterations, installations, removals, additions or improvements in or to the Demised Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed (provided, however, that no such consent shall be required for non-structural repairs having a fair market cost of less than $5,000) and then only by contractors or mechanics approved by Landlord which consent shall not be unreasonably withheld or delayed. No installations or other such work shall be undertaken or begun by Tenant until Landlord has approved written plans and specifications therefor; and no amendments or additions to such plans and specifications shall be made without prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. Any such work, alterations, decorations, installations, removals, additions and improvements shall be done at the sole expense of Tenant and at such times and in such manner as Landlord may reasonably from time to time designate. If Tenant shall make any alterations, decorations, installations, additions or improvements, then Landlord may elect, only at the time of its consent to such alterations or other work, to require Tenant at the expiration of this Lease to restore the Demised Premises to substantially the same condition as existed at the Term Commencement Date.

11. TENANT'S CONTRACTORS - MECHANICS' AND OTHER LIENS - STANDARD OF TENANT'S PERFORMANCE - COMPLIANCE WITH LAWS

         Whenever Tenant shall make any alterations, decoration, installations, removals, additions or improvements or do any other work in or to the Demised Premises, Tenant will strictly observe the following covenants and agreements:

                 (a) In no event shall any material or equipment be incorporated in or added to the Demised Premises in connection with any such alteration, decoration, installation, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. Any mechanic's lien filed against the Demised Premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant shall be discharged by Tenant within thirty (30) days thereafter, at the expense of Tenant, by filing the bond required by law or otherwise. if Tenant fails so to discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in so doing within fifteen (15) days after rendition of a bill therefor.

                 (b) All installations or work done by Tenant under this or any other Article of this Lease shall be at its own expense (unless expressly otherwise provided) and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof; (ii) orders, rules and regulations of any Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, and governing insurance rating bureaus; (iii) plans and specifications prepared by and at the expense of Tenant theretofore submitted to Landlord for its prior written approval, which approval shall not be unreasonably withheld or delayed.

                 (c) Tenant shall procure all necessary permits before undertaking any work in the Demised Premises; do all such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements and defend, save harmless, exonerate and indemnify Landlord from all injury, loss or damage to any person or property occasioned by or growing out of such work, unless such injury, loss or damage was caused solely by the gross negligence or willful misconduct of the Landlord or its agents, contractors, or invitees.

12. REPAIRS AND SECURITY  BY TENANT

         Tenant shall keep or cause to be kept all and singular the Demised Premises neat and clean and in such repair, order and condition as the same are in on the Term Commencement Date or may be put in during the term hereof, reasonable use and wear thereof, damage by fire or by other insured casualty or caused by Landlord's negligence and repairs required to be made hereunder by Landlord excepted. Without limiting the generality of the foregoing, Tenant shall keep all windows and other glass whole, and shall replace the same whenever broken with glass of the same quality, unless such damage was caused solely by the gross negligence or willful misconduct of the Landlord or its agents, contractors or invitees or by structural defects, external forces or acts of God, in which cases Landlord shall be solely liable for such repairs.

         Tenant shall make, as and when needed as a result of misuse by, or neglect or improper conduct (including without limitation the placement of any weight exceeding the floor load) of Tenant or Tenant's servants, employees, agents, invitees or licensees or otherwise, all repairs in and about the Demised Premises necessary to preserve them in such repair, order and condition, which repairs shall be in quality and class equal to the original work. Upon seven (7) days' prior written notice to Tenant, Landlord may elect, at the expense of Tenant, either pursuant to Section 15.3 or otherwise, to make any such repairs or to repair any damage or injury to the Building or the Demised Premises caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or by misuse by, or neglect or improper conduct of, Tenant or Tenant's servants, employees, agents or licensees.

13.      INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

         13.1    Insurance.  Tenant shall procure, keep in force and pay for
(a) Comprehensive Public Liability Insurance indemnifying Landlord, any managing agent designated in writing by Landlord, Tenant and (whenever Landlord shall so request in writing) any Mortgagee against all claims and demands for injury to or death of persons or damage to property which has been caused by the Tenant, its agents, employees, licensees, invitees or contractors and has occurred upon the Demised Premises in the amounts which shall at the time Tenant and/or contractors enter the Premises in accordance with Article 4 of this Lease be not less than Two Hundred Thousand Dollars ($200,000) for property damage, One Million Dollars ($1,000,000) for injury or death of one person, and Two Million Dollars ($2,000,000) for injury or death of more than one person in a single accident, and from time to time thereafter shall be not less than such higher amounts of which Tenant is notified in writing, if procurable, as may be reasonably required by Landlord and are customarily carried by responsible office tenants in the Greater Boston area, (b) insurance covering any damage to the plate glass windows in or immediately about the Demised Premises, in reasonable amounts to be established from time to time by Landlord, and (c) so-called contents and improvements insurance adequately insuring all property belonging to or removable by Tenant and situated in the Demised Premises.

         13.2 Certificates of Insurance. Such insurance shall be effected with insurers authorized to do business in Massachusetts under valid and enforceable policies, and such policies shall name Landlord, each Mortgagee of which Tenant is notified in writing, Tenant and any additional parties designated-by Landlord pursuant to Section 13.1 as the insureds, as their respective interests appear. Such insurance shall provide that it shall not be cancelled without at least ten (10) days' prior written notice to each insured named therein. On or before the Term Commencement Date and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, certificates of the policies provided for in Section 13.1 issued by the respective insurers, setting forth in full the provisions thereof and issued by such insurers together with evidence satisfactory to Landlord of the payment of all premiums for such policies, shall be delivered by Tenant to Landlord and certificates as aforesaid of such policies shall, upon request of Landlord, be delivered by Tenant to the holder of any mortgage affecting the Demised Premises.

         13.3 General. Tenant will save Landlord harmless, and will exonerate and indemnify Landlord, from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority:

                 (a) On account of or based upon any injury to person, or loss of or damage to property sustained or occurring on the Demised Premises and resulting directly from any act, omission, fault, negligence or misconduct of Tenant, its agents, employees, invitees, licensees or contractors;

                 (b) On account of or based upon any injury to person or loss of or damage to property, sustained or occurring elsewhere (other than on the Demised Premises) in or about the Building (and, in particular, without limiting the generality of the foregoing on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, malls, galleries, vehicular tunnels, approaches, areaways, roof, or other appurtenances and facilities used in connection with the Building or Demised Premises) resulting directly from the use or occupancy of the Building or Demised Premises by the Tenant, or any person claiming by, through or under Tenant; except, however, if such injury, loss or damage is caused by the negligence or willful misconduct of Landlord, its agents, employees, licensees, invitees or contractors.

                 (c) On account of or based upon (including monies due on account of) any work or thing whatsoever done (other than by Landlord or its contractors, invitees, licensees, agents or employees) in the Demised Premises during the Term of this Lease and during the period of time, if any, prior to the Term Commencement Date that Tenant may have been given access to the Demised Premises; and

                 (d) On Account of or resulting from the failure of Tenant to perform and discharge any of its covenants and obligations under this Lease;

and, in respect of any of the foregoing items (a) - (d), from and against all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall at Tenant's expense resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord, it being agreed that such counsel as may act for insurance underwriters of Tenant engaged in such defense shall be deemed satisfactory.

         13.4 Property of Tenant. In addition to and not in limitation of the foregoing, Tenant covenants and agrees that all merchandise, furniture, fixtures and property of every kind, nature and description which may be in or upon the Demised Premises or Building, in the public corridors, or on the sidewalks, areaways and approaches adjacent thereto, during the term hereof, shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed from or by any cause or reason whatsoever no part of said damage or loss shall be charged to, or borne by Landlord except to the extent such damage, destruction, theft or removal is caused by the negligence or willful misconduct of Landlord, its agents, employees, licensees, invitees, or contractors.

         13.5 Bursting of Pipes, etc. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or caused by dampness or by any other cause of whatever nature, unless caused by or due to the negligence of Landlord, its agents, servants, employees, licensees or invitees and then only after (i) notice, to the extent that Tenant has knowledge of such condition and except in the case of emergency, to Landlord of the damage caused and (ii) the expiration of a reasonable time (but no greater than fifteen business days) after such notice has been received by Landlord without such condition having been cured or corrected; and in no event shall Landlord be liable for any loss, the risk of which is compensated by Tenant's insurance; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work.

         13.6 Repairs and Alterations - No Diminution of Rental Value. Except as otherwise provided in Articles 4.1, 7.6, 16 or 18, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to Tenant arising from any repairs, alterations, additions, replacements or improvements made by Landlord, Tenant or others in or to any portion of the Building or Demised Premises, or in or to,fixtures, appurtenances, or equipment thereof, or for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building or of the Demised Premises, or in or to the fixtures, appurtenances or equipment thereof provided, however, that any such work performed by or on behalf of Landlord shall be subject to the provisions of Section 15.2

14.      ASSIGNMENT, MORTGAGING, SUBLETTING, ETC.

         14.1 Restrictions. Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted nor any interest herein or therein, will be assigned, sublet, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily or by operation of law) and that neither the Demised Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied, or utilized for any reason whatsoever, by anyone other than Tenant, or for any use or purpose other than as stated in
Article I without the prior written consent of Landlord in every case, which consent shall not be unreasonably withheld or delayed.

         14.2 Requests to Assign or Sublet. In connection with any request by Tenant for such consent to assign or sublet, Tenant shall submit to Landlord, in writing, a statement containing the name of the proposed assignee or subtenant, such information as to its financial responsibility and standing as Landlord may reasonably require, and all of the terms and provisions upon which the proposed assignment or subletting is to be made, and, unless the proposed area to be assigned or sublet shall constitute an entire floor or floors, such statement shall be accompanied by a floor plan delineating the proposed area to be assigned or sublet. As long as Tenant is not in default (beyond any applicable grace and cure periods herein) under any of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Landlord shall not unreasonably withhold or delay Landlord's prior consent to the assignment or subletting(s) by Tenant of all or parts of the Demised Premises. Each such subletting be for undivided occupancy by the subtenant of that part of the Demised Premises affected thereby for the use permitted under this Lease and at no time shall there be more than three (3) occupants, including Tenant, within the Demised Premises. Landlord may, however, withhold such consent if, in Landlord's reasonable judgment, the proposed assignee or subtenant is not engaged in a business consistent with the character and dignity of the Building, or will impose any additional material burden upon Landlord in the operation of the Building (to an extent greater than the burden to which Landlord would have been put if Tenant continued to use, or used, such part of the Demised Premises for its own purposes), or if Landlord has any other reasonable objections to the proposed assignment or subletting.

         14.3 Exceptions. Notwithstanding the foregoing, Tenant may, without the requirement of obtaining Landlord's consent, assign this Lease or sublease any portion of the Demised Premises to any entity which is the parent, a majority-owned subsidiary of Tenant, an entity under common control with Tenant or to any entity with which Tenant may merge or consolidate or to which Tenant may sell all or substantially all of its assets as a going concern (such entity with which Tenant may merge, consolidate or to which Tenant may sell all or substantially all of its assets as aforesaid being hereinafter referred to as a "Successor"), provided that, simultaneously with any such assignment, Tenant shall deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord which contains an appropriate covenant of assumption by such assignee; and provided further that in the case of any such assignment or sublease to a Successor, Tenant shall have submitted to Landlord prior thereto financial statements or other materials reasonably satisfactory to Landlord evidencing that such Successor has financial resources comparable to that of Tenant as of the time of such assignment or sublease.

         14.4 Excess Rent. If the rent received by Tenant on account of a sublease of all or any portion of the Demised Premises exceeds the Yearly Fixed Rent and Additional Rent, allocated to the space subject to the sublease in the proportion of the area of such space to the area of the entire Demised Premises, Tenant shall pay to Landlord forty percent (40%) of such excess, monthly as received by Tenant. In the event Tenant shall sublet furniture and tenant fixtures as a part of such sublease, the fair market rental value of such furniture and tenant fixtures shall be deducted from the rent received in determining such excess.

         14.5    Recapture.  Notwithstanding the foregoing provisions of this
Article: (1) in the event Tenant proposes to assign or sublet all of the Demised Premises, Landlord, at Landlord's option, may give to Tenant, within ten (10) business days after the submission by Tenant to Landlord of the statement required to be submitted in connection with such assignment or subletting, or, if Tenant so requests, within ten (10) business days after Tenant notifies Landlord that Tenant wishes to undertake such assignment or subletting, but has not yet procured a proposed assignee or subtenant, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date of the term of the proposed assignment or subletting, as set forth in such statement, and, in the event such notice is given, this Lease and the Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the date originally fixed in this Lease for the end of the Term of this Lease, and the Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Rent for any period after such date shall be refunded by Landlord to Tenant within thirty (30) days, provided, however, that in the event Landlord shall so elect to terminate this Lease, Tenant, upon written notice to Landlord given within ten (10) days of receipt by Tenant of Landlord's notice of termination, may elect to negate such termination by declaring its intent not to proceed with such assignment-or subletting; or (2) in the event Tenant proposes to assign or sublet in the aggregate in excess of fifty percent (50%) of the original square footage of the Demised Premises, Landlord, at Landlord's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Landlord of the statement required to be submitted in connection with such proposed assignment or subletting, a notice electing to eliminate such portion of the Demised Premises (said portion is referred to as the "Eliminated Space") from the Demised Premises during the period (referred to as the "Elimination Period") commencing on the date (referred to as the "Elimination Date") immediately prior to the proposed commencement date of the term of the proposed assignment or subletting, as set forth in such statement, and ending on the proposed expiration date of the term of the proposed assignment or subletting, as set forth in such statement, and in the event such notice is given (i) the Eliminated Space shall be eliminated from the Demised Premises during the Elimination Period; (ii) Tenant shall surrender the Eliminated Space to Landlord on or prior to the Elimination Date in the same manner as if said Date were the date originally fixed in this Lease for the end of the Term of this Lease; (iii) if the Eliminated Space shall constitute less than an entire floor, Landlord, at Landlord's expense, shall have the right to make any alterations and installations in the Demised Premises required, in Landlord's judgment, reasonably exercised, to make the Eliminated Space a self-contained rental unit with access through corridors to the elevators and core toilets serving the Eliminated Space, and if the Demised Premises shall contain any core toilets or any corridors (including any corridors proposed to be constructed by Landlord pursuant to this subdivision (iii) providing access from the Eliminated Space to the core area), Landlord and any tenant or other occupant of the Eliminated Space shall have the right to use such toilets and corridors in common with Tenant and any other permitted occupants of the Demised Premises, and the right to install signs and directional indicators in or about such corridors indicating the name and location of such tenant or other occupant; (iv) during the Elimination Period, the Yearly Fixed Rent and Tenant's Proportionate Share under Section 6.4 shall be reduced in the proportion which the area of the Eliminated Space bears to the total area of the Demised Premises immediately prior to the Elimination Date (including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as part of the area of the Eliminated Space for the purpose of computing such reduction), and any prepaid Rent for any period after the Elimination Date allocable to the Eliminated Space shall be refunded by Landlord to Tenant; (v) there shall be an equitable apportionment within thirty
(30) days of any Additional Rent Payable pursuant to Article 6 for the relevant fiscal and calendar years in which said Elimination Date shall occur; and (vi) if the Elimination Period shall end prior to the date originally fixed in this Lease for the end of the Term of this Lease, the Eliminated Space, in its then existing condition, shall be deemed restored to and once again a part of the Demised Premises subject to the provisions of this Lease as if said elimination had not occurred during the period (referred to as the "Restoration Period") commencing on the date next following the expiration of the Elimination Period and ending on the date originally fixed in this Lease for the end of the Term of this Lease, except in the event that Landlord is unable to give Tenant possession of the Eliminated Space at the expiration of the Elimination Period by reason of the holding over or retention of possession of any tenant or other occupant, in which event (x) the Restoration Period shall not commence, and the Eliminated Space shall not be deemed restored to or a part of the Demised Premises, until the date upon which Landlord shall give Tenant possession of such Space free of occupancies, provided Landlord shall use reasonable efforts to return the Eliminated Space to Tenant at the expiration of the Elimination Period, (y) neither the date fixed in this Lease for the end of the Term of the Lease, nor the validity of this Lease shall be affected and (z) Tenant waives any right to recover any damages which may result from the failure of Landlord to deliver possession of the Eliminated Space at the end of the Elimination Period excepting only those resulting from Landlord's gross negligence or willful misconduct.

         14.6 Further Documentation. At the request of Landlord, Tenant shall execute and deliver an instrument or instruments, in form satisfactory to Landlord and reasonably satisfactory to Tenant, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provisions of this paragraph; however, neither Landlord's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the foregoing provisions of this Article.

         14.7 General.

                 (a) The failure by Landlord to exercise its option under this paragraph with respect to any subletting shall not be deemed a waiver of such option with respect to any extension or any subsequent subletting of the premises affected thereby. Tenant shall reimburse Landlord promptly, as Additional Rent, for reasonable legal and other expense incurred by Landlord in connection with any request by Tenant for any consent required under the provisions of this Article.

                 (b) It is specifically understood and agreed that neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the, Demised Premises shall enter into any sublease, license, concession or other agreement (or renewals of any of the foregoing) for use, occupancy or utilization of space in the Demised Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person or entity from the space leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales). Any such purported sublease or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy, or utilization of any part of the Demised Premises,

                 (c) The listing of any name other than that of Tenant, whether on the doors of the Demised Premises or on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises or be deemed to be the written consent of Landlord mentioned in this Article, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

                 (d) If this Lease be assigned, or if the Demised Premises or any part thereof shall be sublet or occupied by anybody other than Tenant, Landlord may at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant and apply the aggregate amount collected to the Rent and other charges herein reserved, but no such assignment or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Landlord shall notify Tenant of any amounts so collected by Landlord directly from such subtenant or assignee. The consent by Landlord to an assignment or subletting or occupancy shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting or occupancy. Landlord agrees to promptly notify Tenant of any default of any assignee or subtenant hereunder.

15.      MISCELLANEOUS COVENANTS

         15.1 Rules and Regulations. Tenant and Tenant's servants, employees, and agents will faithfully observe such Rule B and Regulations as are attached hereto as Exhibit G and made a part hereof or as Landlord hereafter at any time or from time to time may make and communicate in writing to Tenant and which in the reasonable judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Property, or the preservation of good order therein, or the operation or maintenance of the Property, or the equipment thereof, or the comfort of tenants or others in the Building, provided, however, that in the case of any conflict between the provisions of this Lease and any such Rules and Regulations, the provisions of this Lease shall control; provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant, except that Landlord must enforce such Rules and Regulations equally and in a non-discriminatory manner, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors, invitees or licensees.

         15.2 Access to Premises - Shoring. Tenant shall: (i) permit Landlord to erect, use and maintain pipes, ducts and conduits in and through the Demised Premises, provided the same do not materially reduce the floor area or materially adversely affect the appearance thereof; (ii) permit the Landlord and any Mortgagee of the Building or the Building and Land or of the interest of Landlord therein, and any lessor under any ground or underlying lease, and their representatives, to have reasonably free and unrestricted access to and to enter upon the Demised Premises at all reasonable hours for the purposes of inspection or of making repairs, replacements or improvements in or to the Demised Premises or the Building or equipment (including, without limitation, sanitary, electrical, heating, air conditioning or other systems) or of complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements to take upon or through, or to keep and store within, the Demised Premises all necessary materials, tools and equipment); and (iii) permit Landlord, at reasonable times, to show the Demised Premises during ordinary business hours to any Mortgagee, ground lessor, prospective purchaser, prospective Mortgagee, or prospective assignee of any mortgage, of the Building or of the Building and the Land or of the interest of Landlord therein, and during the period of four months next preceding the Termination Date to any person contemplating the leasing of the Demised Premises or any part thereof. If during the last month of the Term, Tenant shall have removed all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Demised Premises, without elimination or abatement of rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease. If Tenant shall not be personally present to open and permit any entry into the Demised Premises at any time when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents must nevertheless be able to gain such entry by contacting a responsible representative of Tenant, whose name, address and telephone number shall be furnished by Tenant. Provided that Landlord shall incur no additional expense thereby, Landlord shall exercise its rights 'of access to the Demised Premises permitted under any of the terms and provisions of this Lease in such manner as to minimize to the extent practicable interference with Tenant's use and occupation of the Demised Premises, and upon reasonable prior notice,, except in the case of an emergency or where such notice is not reasonably practical. If an excavation shall be made upon land adjacent to the Demised Premises or shall be authorized to be made, Tenant shall afford, to the causing or authorized to cause such excavation, license to enter upon the

Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage and to support the same by proper foundations without any claim for damage or indemnity against Landlord, or diminution or abatement of Rent.

         15.3 Accidents to Sanitary and Other Systems. Tenant shall give to Landlord prompt notice of any fire or accident in the Demised Premises or in the Building and of any damage to, or defective condition in, any part or appurtenance of the Building's sanitary, electrical, heating and air conditioning or other systems located in, or passing through, the Demised Premises, and the damage or defective condition shall be remedied by Landlord with reasonable diligence, but if such damage or defective condition was caused by Tenant or by the employees, licensees, or invitees of Tenant, the cost to remedy the same shall be paid by Tenant. Tenant shall not be entitled to claim any eviction from the Demised Premises or any damages arising from any such damage or defect unless the same (i) shall have been occasioned by the negligence of Landlord, its agents, servants or employees and (ii) shall not, after notice to Landlord of the condition claimed to constitute negligence, have been cured or corrected within a reasonable time after such notice has been received by Landlord; and in case of a claim of eviction unless such damage or defective condition shall have rendered the Demised Premises untenantable and they shall not have been made tenantable by Landlord within a reasonable time. Landlord agrees to diligently work to correct such damage or defect, except as otherwise provided herein.

         15.4 Signs, Blinds and Drapes. Tenant shall not place any signs on the exterior of the Building or on or in any window, public corridor or door visible from the exterior of the Demised Premises. No blinds may be put on or in any window nor may any Building drapes or blinds be removed by Tenant. Tenant may hang its own drapes, provided that they shall not, without the prior written approval of Landlord, in any way interfere with any Building drapery or blinds or be visible from the exterior of the Building. Landlord shall provide listing of Tenant in the lobby directory, 8th floor directory and the main door to the Demised Premises. The Landlord shall provide Building standard blinds on all exterior windows of the Demised Premises.

         15.5 Estoppel Certificate. Either party shall at any time and from time to time upon not less than twenty (20) days' prior notice by Landlord to Tenant or by a Mortgagee to Tenant, or by Tenant to Landlord, as the case may be, execute, acknowledge and deliver to the party making such request a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which Rent has been paid in advance, if any, an stating whether or not to the best knowledge of the signer of such certificate Landlord is in default in performance of any covenant, agreement, term, provisions or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Building or of the Building and the Land or of the interest of Landlord therein, any Mortgagee or prospective Mortgagee thereof, any lessor or prospective lessor thereof, any lessee or prospective lessee thereof, or any prospective assignee of any Mortgage. The form of any such estoppel certificate requested by a Mortgagee shall be satisfactory to such Mortgagee. Notwithstanding anything contained in this Lease to the contrary, the provisions of this Section 15.5 shall be inapplicable to Teachers Insurance and Annuity Association in the event said entity shall succeed to the rights of Landlord hereunder.

         15.6 Prohibited Items. Tenant shall not bring or permit to be brought or kept in or on the Demised Premises or elsewhere in the Building any hazardous, inflammable, combustible or explosive fluid, material, chemical or substance (except such as are related to Tenant's use of the Demised Premises, provided that the same are stored and handled in a proper fashion consistent with all applicable legal standards).

         15.7 Requirements of Law; Fines and Penalties. Tenant at its sole expense shall comply with all laws, rules, orders and regulations of Federal, State, County and Municipal Authorities and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to and arising out of Tenant's use or occupancy of the Demised Premises. Tenant shall reimburse and compensate Landlord for all expenditures made by, or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with or breach or failure to observe any term, covenant or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with. If Tenant receives notice of any violation of law, ordinance, order or regulation applicable to the Demised Premises, it shall give prompt notice thereof to Landlord.

         15.8 Tenant's Acts - Effect on Insurance. Except for permitted uses, Tenant shall not do or permit to be done any act or thing upon the Demised Premises or elsewhere in the Building which will invalidate or be in conflict with any insurance policies covering the Building and the fixtures and property therein and shall not do, or permit to be done, any act or thing upon the Demised Premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being conducted on said Demised Premises or for any other reason. Tenant at its own expense shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters or any other similar body having jurisdiction, and shall not (i) do, or permit anything to be done, in or upon the Demised Premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction, and then only in such quantity and manner of storage as will not increase the rate for any insurance applicable to the Building, or (ii) use the Demised Premises in manner which shall increase such insurance rates on the Building or on property located therein, over that applicable when Tenant first took occupancy of the Demised Premises hereunder. If by reason of failure of Tenant to comply with the provisions hereof the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord for that part of any insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure by Tenant.

         15.9 Miscellaneous. Tenant shall not suffer or permit the Demised Premises or any fixtures, equipment or utilities therein or serving the same, to be overloaded, damaged or defaced, nor permit any hole to be drilled or made in any part thereof.

16.      DAMAGE BY FIRE, ETC.

         In the event of loss of, or damage to, the Demised Premises or the Building by fire or other casualty, the rights and obligations of the parties hereto shall be as follows:

                 (a) If the Demised Premises, or any part thereof, shall be damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord, and Landlord, upon receiving such notice, shall proceed promptly and with due diligence, subject to unavoidable delays, to repair, or cause to be repaired, such damage. If the Demised Premises or any part thereof shall be rendered untenantable by reason of such damage, whether to the Demised Premises or to the Building, the Yearly Fixed Rent and Additional Rent shall proportionately abate for the period from the date of such damage to the date when such damage shall have been repaired.

                 (b) If, as a result of fire or other casualty, the whole or a substantial portion of the Building is rendered untenantable, Landlord, within ninety (90) days from the date of such fire or other casualty, may terminate this Lease by notice to Tenant, specifying a date not less than twenty (20) nor more than forty (40) days after the giving of such notice on which the Term of this Lease shall terminate. If Landlord does not so elect to terminate this Lease, then Landlord shall proceed with diligence to repair the damage to the Demised Premises and all facilities serving the same, if any, which shall have occurred, and the Yearly Fixed Rent and Additional Rent shall meanwhile proportionately abate, all as provided in Paragraph (a) of this Section. However, if, in the event of any damage by fire or other casualty, such damage is not repaired and the Demised Premises and all facilities serving the same restored to substantially the same condition as they were prior to such damage within six
(6) months from the date Of such damage, Tenant within thirty (30) days from the expiration of such six (6) month period, may terminate this Lease by notice to Landlord, specifying a date not more than sixty (60) days after the giving of such notice on which the term of this Lease shall terminate.

                 (c) If the Demised Premises shall be rendered untenantable by fire or other casualty during the last one (1) year of the Term of this Lease, Landlord may terminate this Lease effective as of the date of such fire or other casualty upon notice to Tenant given within thirty (30) days after such fire or other casualty.

                 (d) Landlord shall not (except as such are expressly part of Landlord's initial fit-up work as described in Exhibit D) be required to repair or replace any of Tenant's business machinery, equipment, cabinet work, furniture, personal property or other installations (which shall, however, be substantially restored by Tenant within ninety (90) days after Landlord shall have completed any repair or restoration required under the terms of this Article),-and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building.

                 (e) The provisions of this Article shall be considered an express agreement governing any instance of damage or destruction of the Building or the Demised Premises by fire or other casualty, and any law now or hereafter in force providing for such a contingency in the absence of express agreement shall have no application.

                 (f) In the event of any termination of this Lease pursuant to this Article, the Term of this Lease shall expire as of the effective termination date as fully and completely as if such date were the date herein originally scheduled as the Termination Date. Tenant shall have access to the Demised Premises for a period of thirty (30) days after -the date of termination in order to remove Tenant's personal property.

                 (g) Landlord's Architect's certificate, given in good faith, shall be deemed conclusive of the statements therein contained and binding upon Tenant with respect to the performance and completion of any repair or restoration work undertaken by Landlord pursuant to this Article or
Article 18. Any minor or insubstantial details of construction or mechanical adjustments which remain to be done after the delivery of said certificate shall be handled on a punch list basis and thereafter promptly completed by Landlord. Landlord shall also be responsible to obtain the issuance of a new certificate of occupancy, if required.

17.      WAIVER OF SUBROGATION

         In any case in which Tenant shall be obligated under any provision of this Lease to pay to Landlord any loss, cost, damage, liability, or expense suffered or incurred by Landlord, Landlord shall allow to Tenant as an offset against the amount thereof the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, provided that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable.

         In any case in which Landlord shall be obligated under any provision of this Lease to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord as an offset against the amount thereof (i) the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability, or expense, provided that the allowance Of such offset does not invalidate the policy or policies under which such proceeds were payable and (ii) if such loss, cost, damage, liability or expense shall have been caused by a peril against which Tenant has agreed to procure insurance coverage under the terms of this Lease, the amount of such insurance coverage, whether or not actually procured by Tenant.

         The parties hereto shall each endeavor to procure an appropriate clause in, or endorsement on, any fire or extended coverage insurance policy covering the Demised Premises and the Building and personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and having obtained such clauses and/or endorsements of waiver of subrogation or consent to a waiver of right of recovery each party hereby agrees that it will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other perils covered by such fire and extended coverage insurance; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses and/or endorsements or clauses and/or endorsements consenting to a waiver of right of recovery and shall be co-extensive therewith. If either party may obtain such clause or endorsement only upon payment of an additional premium, such party shall promptly so advise the other party and shall be under no obligation to obtain such clause or endorsement unless such other party pays the premium.

18.      CONDEMNATION - EMINENT DOMAIN

         In the event that the whole or any material part of the Building shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation then (and in any such event) this Lease and the Term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by the Landlord to Tenant within sixty (60) days following the date on which Landlord shall have received notice of such taking, appropriation or condemnation. In the event that more than twenty-five percent (25%) of the floor area of the Demised Premises shall be so taken, appropriated or condemned, then (and in any such event) this Lease and the Term hereof may be terminated at the election of Tenant by a notice in writing of its election so to terminate which shall be given by Tenant to Landlord within sixty (60) days following the date on which Tenant shall have received notice of such taking, appropriation or condemnation.

         Upon the giving of any such notice of termination (either by Landlord or Tenant) this Lease and the Term hereof shall terminate on or retroactively as of the date on which Tenant shall be required to vacate any part of the Demised Premises or shall be deprived of a substantial part of the means of access thereto, provided, however, that Landlord may in Landlord's notice elect to terminate this Lease and the Term hereof retroactively as of the date on which such taking, appropriation or condemnation became legally effective. In the event of any such termination, this Lease and the Term hereof shall expire as of the effective termination date as fully and completely as if such date were the date herein originally scheduled as the Termination Date. If neither party (having the right so to do) elects to terminate Landlord will, with reasonable diligence and at Landlord's expense, restore the remainder of the Demised Premises, or the remainder of the means of access, as nearly as practicably may be to the same condition as obtained prior to such taking, appropriation or condemnation in which event (i) a just proportion of the Yearly Fixed Rent and Additional Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the Demised Premises and the means of access thereto, shall be permanently abated, and (ii) a just proportion of the remainder of the Yearly Fixed Rent and Additional Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the Premises and the means of access thereto, shall be abated until what remains of the Premises and the means of access thereto shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder. Except for any award specifically reimbursing Tenant for moving or relocation expenses and Tenant's removable fixtures and equipment, there are expressly reserved to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation, in implementation and in confirmation of which Tenant does hereby acknowledge that Landlord shall be entitled to receive and retain all such compensation and damages, grants to Landlord all and whatever rights (if any) Tenant may have to such compensation and damages, and agrees to execute and deliver all and whatever further instruments of assignment as Landlord may from time to time request. In the event of any taking of the Demised Premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby, and (ii) Tenant shall be entitled to receive for itself any award made for such use, provided, that if any taking is for a period extending beyond the Term of this Lease, such award shall be apportioned between Landlord and Tenant as of the Termination Date.

19. DEFAULT

         19.1 Conditions of Limitation - Re-entry - Termination. This Lease and the herein term and estate are upon the condition that if (a) Tenant shall neglect or fail to perform or observe any of the Tenant's covenants herein, including (without limitation) the covenants with regard to the payment of Rent within ten (10) days of its due date; or (b) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or
(c) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of all or a substantial part of its property for the benefit of its creditors, or (d) the leasehold hereby created shall be taken on execution or by other process Of law and shall not be revested in Tenant within sixty (60) days thereafter; or (e) a receiver, sequester, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or a substantial part of Tenant's property and such appointment shall not be vacated within sixty (60) days or (f) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganization, arrangements, compositions or other relief from creditors, and, in the case of any such proceeding instituted against it, if Tenant shall fail to have such proceeding dismissed within thirty (30) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding; or (g) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Article 14 hereof; or (h) Tenant shall vacate all or substantially all of the Demised Premises then, and in any such event (except as hereinafter in Article 19.2 otherwise provided) Landlord may, in a manner consistent with applicable law, immediately or at any time thereafter declare this Lease terminated by notice to Tenant or, without further demand or notice, enter into and upon the Demised Premises (or any part thereof in the name of the whole), and in either such case (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of covenant and without prejudice to Tenant's liability for damages as hereinafter stated), this Lease shall terminate. The words "re-entry" and "re-enter" as used in this Lease are not restricted to their technical legal meaning.

         19.2 Damages - Assignment for Benefit of Creditors. For the more effectual securing by Landlord of the rent and other charge and payments reserved hereunder, it is agreed as a further condition of this Lease that if at any time Tenant shall make an assignment of its property for the benefit of its creditors under the terms of which the debts provable by its creditors shall be debts provable against the estate of insolvent debtors either under the laws of the Commonwealth of Massachusetts or under some law or laws other than the Bankruptcy Code as now or hereafter enacted, then and in any such case the same shall constitute a breach of this Lease, and the term and estate hereby created shall terminate ipso facto, without entry or other action by Landlord; and notwithstanding any other provisions of this Lease Landlord shall forthwith upon such termination, without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of this Lease, be ipso facto entitled to recover as liquidated damages the sum of (a) the amount by which, at the time of such termination of this Lease, (i) the aggregate of the Rent projected over the period commencing with such termination and ending with the Termination Date stated in Article 1 exceeds (ii) the aggregate projected rental value of the Demised Premises for such period and (b) (in view of the uncertainty of prompt re-letting and the expense entailed in re-letting the Demised Premises) an amount equal to the Rent payable for and in respect of the calendar year next preceding the date of termination, as aforesaid. Upon such termination Landlord, may immediately or at any time thereafter, without demand or notice, enter into or upon the Demised Premises (or any part thereof in the name of the whole), and (without being taken or deemed to be guilty of any manner of trespass or conversion, and without being liable to indictment, prosecution or damages thereof) may, forcibly if necessary, expel Tenant and those claiming under Tenant from the Demised Premises and remove therefrom the effects of Tenant and those claiming under Tenant.

         19.3 Damages - Termination. Upon the termination of this Lease under the provisions of this Article, then except as hereinabove in Section
19.2 otherwise provided, Tenant shall pay to Landlord the Rent payable by Tenant to Landlord up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord, either:

                 (x) the amount by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under Subparagraph (y), below), (i) the aggregate of the Rent projected over the period commencing with such time and ending on the originally scheduled Termination Date as stated in
Article 1 exceeds (ii) the aggregate projected rental value of the Demised Premises for such period,

                 or,

                 (y) amounts equal to the Rent which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the originally scheduled Termination Date as specified in Article 1, provided, however, if Landlord shall re-let the Demised Premises during such period, that Landlord shall credit Tenant with the net rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord terminating this Lease, as well as the expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to such determination. If the Demised Premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

         Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

         Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

         19.4 Fees and Expenses. If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this Lease contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or if Landlord is compelled to or does incur any expense, including reasonable attorneys' fees, in instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, Tenant shall within ten (10) days of notice by Landlord pay to Landlord by way of reimbursement the sum or sums so paid by Landlord with all interest, costs and damages. Without limiting the generality of the foregoing, in the event that any Rent is in arrears by more than ten (10) days after written notice thereof by Landlord to Tenant, Tenant shall pay, as Additional Rent, a delinquency charge equal to one and one-half percent (1-1/2%) of the arrearage for each calendar month (or fraction thereof) during which it remains unpaid.

         19.5 Landlord's Remedies Not Exclusive. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended tended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

         19.6 Grace Period. Notwithstanding anything to the contrary in this Article contained, Landlord agrees not to take any action to terminate this Lease (a) for default by Tenant in the payment when due of Rent, if Tenant shall cure such default within ten (10) days after written notice thereof given by Landlord to Tenant, or (b) for default by Tenant in the performance of any other covenant, if Tenant shall cure such default within a period of thirty
(30) days after written notice thereof given by Landlord to Tenant (except where the nature of the default is such that remedial action should appropriately take place sooner as indicated in such written notice), or with respect to covenants other than to pay a sum of money within such additional period as may reasonably be required to cure such default if (because of governmental restrictions or any other cause beyond the reasonable control of Tenant) the default is of such a nature that it cannot be cured within such thirty (30)-day period, provided, however, (1) that there shall be no extension of time beyond such thirty (30)-day period for curing of any such default unless, not more than ten (10) days after the receipt of the notice of default, Tenant in writing (i) shall specify the cause on account of which the default cannot be cured during such period and shall advise Landlord of its intention duly to institute all steps necessary to cure the default and (ii) shall as soon as may be reasonable, duly institute and thereafter diligently prosecute to completion all steps necessary to cure such default and, (2) that no notice of the opportunity to cure default need be given, and no grace period whatsoever shall be allowed to Tenant, if the default is incurable or if the covenant or condition, the breach of which gave rise to the default, had, by reason of a breach on a prior occasion been the subject of a notice hereunder to cure such default.

20.      END OF TERM - ABANDONED PROPERTY

         Upon the expiration or other termination of the Term of this Lease, Tenant shall peaceably quit and surrender to Landlord the Demised Premises and all alterations and additions thereto which Tenant is not entitled or required to remove under the provisions of this Lease, broom clean in good order, repair and condition excepting only reasonable use and wear and damage by fire or other casualty for which, under other provisions of this Lease, Tenant has no responsibility of repair or restoration. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

         Any personal property in which Tenant has an interest which shall remain in the Building or on the Demised Premises after the expiration or termination of the Term of this Lease shall be conclusively deemed to have been abandoned, and may be disposed of in such manner as Landlord may see fit; provided, however, notwithstanding the foregoing, that Tenant will, upon request of Landlord made not later than thirty (30) days after the expiration or termination of the term hereof, promptly remove from the Building any such personal property or, if any part thereof shall be sold, that Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of Rent payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under Article 19 hereof or pursuant to law, with the balance if any, to be paid to Tenant.

21.      RIGHTS OF MORTGAGEES

         21.1 Superiority of Lease. Except as provided in Section 21.7 hereof and to the extent that it may be provided otherwise by written agreement between Tenant and a Mortgagee, this Lease shall be superior, and shall not be subordinated, to a Mortgage or to any other voluntary lien or encumbrance affecting the Land or Building or any part thereof, provided, however, that such Mortgage shall be superior, and shall not be subordinated, to this Lease with respect to the following:

                 (a) the prior right and claim under and the prior lien of said Mortgage in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Demised Premises, and as to the right of disposition thereof in accordance with the provisions of the said Mortgage; or

                 (b) the prior right and claim under the prior lien of the said Mortgage, in, to and upon any proceeds payable under all policies of fire and rent insurance upon the Demised Premises and as to the right of disposition thereof in accordance with the terms of said Mortgage; and

                 (c) any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the said Mortgage and the execution of this Lease.

         21.2 Entry and Possession. Upon entry and taking possession of the Property by a Mortgagee, for the purpose of foreclosure or otherwise, such Mortgagee shall have all the rights of Landlord, and shall be liable to perform all the obligations of Landlord arising and accruing during the period of such possession by such Mortgagee.

         21.3 Right to Cure. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to first Mortgagees of record of whom Tenant has been notified by Landlord in writing, if any, and to any other Mortgagees of record on the Term Commencement Date of the Lease of whom Tenant has been notified in writing or of whom Tenant has otherwise been given written notice, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and (ii) such Mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this paragraph shall be deemed to impose any obligation on any such Mortgagees to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the Land and Building if any such Mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

         21.4 Duty to Construct. Notwithstanding any other provision to the contrary contained in this Lease, if prior to substantial completion of Landlord's obligations under Article 4 any holder of a Mortgage enters and takes possession of the Property for the purpose of foreclosing such Mortgage, such holder may elect, by written notice given to Tenant and Landlord at any time within 90 days after such entry and taking possession, not to perform Landlord's obligations under Article 4, and in such event such holder and all persons claiming under it shall be relieved of all obligations to perform, and all liability for failure to perform said Landlord's obligations under Article 4 and Tenant may, without waiver of any rights which Tenant may have against Landlord, terminate this Lease and all its obligations hereunder by written notice to Landlord and such holder given within 30 days after the day on which such holder shall have given its notice as aforesaid.

         21.5 Prepaid Rent. No Rent shall be paid mote than thirty (30) days prior to the due dates thereof and, as to a first Mortgagee of record and any other Mortgagees of whom Tenant has been given written notice, payments made in violation of this provision shall (except to the extent that such rents are actually received by such Mortgagee) be a nullity as against such mortgagee and Tenant shall be liable for the amount of such payments to such Mortgagee.

         21.6 Continuing Offer. The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a Mortgagee (particularly, without limitation thereby, the covenants and agreements contained in this Article) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such Mortgagee; every such Mortgagee is hereby constituted a party to this Lease as an obligee hereunder to the same extent as though its name was written hereon as such and such Mortgagee shall be entitled to enforce such provisions in its own name.

         21.7 Subordination. Notwithstanding the foregoing provisions of this Article, Tenant agrees, at the request of Landlord or any Mortgagee, to execute and deliver promptly any certificate or other instrument which Landlord or such Mortgagee may request subordinating the Lease and all rights of Tenant under the Lease to any Mortgage, and to all advances made under such mortgage, provided that (i) the holder of any such Mortgage shall execute and deliver to Tenant a nondisturbance agreement to the effect that, in the event of any foreclosure of such Mortgage, such holder will not name Tenant as a party defendant to such foreclosure nor disturb its possession under the Lease, or
(ii) any such Mortgage shall contain provisions substantially to the same effect as those contained in such a nondisturbance agreement.

         21.8    Limitations on Liability.  Nothing contained in the foregoing
Section 21.7 or in any such nondisturbance agreement or nondisturbance provision shall, however, affect the prior rights of the holder of any Mortgage with respect to the proceeds of any award in condemnation or of any fire insurance policies affecting the Building, or impose upon any such holder any liability (i) for the erection or completion of the Building, or (ii) in the event of damage or destruction to the Building or the Demised Premises by fire or other casualty, for any repairs, replacements, rebuilding or restoration except such repairs, replacements, rebuilding or restoration as can reasonably be accomplished from the net proceeds of insurance actually receive by, or made available to, such holder, or (iii) for any default by Landlord under the Lease occurring prior to any date upon which such holder shall become Tenant's Landlord, or (iv) for any credits, offsets or claims against the rent under the Lease as a result of any acts or omissions of Landlord committed or omitted prior to such date, or (v) for return of any security deposit or other funds unless the same shall have been received by such holder, and any such agreement or provision may so state.

22.      QUIET ENJOYMENT

         Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Demised Premises from and against the claims of all persons claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease and to the mortgages, ground leases and/or underlying leases to which this Lease is subject and subordinate.

23.      ENTIRE AGREEMENT - WAIVER - SURRENDER

         23.1 Entire Agreement. This Lease and the Exhibits made a part hereof contain the entire and only agreement between the parties and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. Tenant acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein and that Tenant in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. Nothing herein shall prevent the parties from agreeing to amend this Lease and the Exhibits made part hereof as long as such amendment shall be in writing and shall be duly signed by both parties.

         23.2 Waiver by Landlord. The failure of Landlord to seek redress for violation, or to insist upon the strict performance, of any covenant or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of such Rules and Regulations against Tenant and/or any other tenant or subtenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice of Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         23.3 Surrender. No act or thing done by Landlord during the term hereby demised shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Demised Premises. In the event that Tenant at any time desires to have Landlord underlet the Demised Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive the keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting.

24.      INABILITY TO PERFORM - EXCULPATORY CLAUSE

         Except as otherwise expressly provided in this Lease, this Lease and the obligations of Tenant to pay rent hereunder and perform all other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacements, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from doing so by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Landlord's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each such instance of inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform.

         Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Building of which the Premises are a part and in the rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord (which term shall include without limitation any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, disclosed or undisclosed of Landlord or any managing agent) ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in said real estate, as aforesaid.
In no event shall Landlord ever be liable for consequential damages.

25.      BILLS AND NOTICES

         Any notice, consent, request, bill, demand or statement hereunder by either party to the other party shall be in writing and, if received at Landlord's or Tenant's address, shall be deemed to have been duly given when either delivered or served personally or mailed in a postpaid envelope, deposited in the United States mails addressed to the respective party at its address as stated in Article 1, or if any address for notices shall have been duly changed as hereinafter provided, if mailed as aforesaid to the party at such changed address. Either party may at any time change the address for such notices, consents, requests, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed address, provided such changed address is within the United States.

         All bills and statements for reimbursement or other payments or charges due from Tenant to Landlord hereunder shall set forth in reasonable detail the particulars relating thereto and shall be due and payable in full thirty (30) days, unless herein otherwise provided, after submission thereof by Landlord to Tenant. Landlord shall, at Tenant's reasonable request, promptly furnish Tenant with such additional reasonable details relating thereto as Tenant shall reasonably request. Tenant's failure to make timely payment of any amounts indicated by such bills and statements, whether for work done by Landlord at Tenant's request, reimbursement provided for by this Lease or for any other sums properly owing by Tenant to Landlord, shall be treated as a default in the payment of Rent, in which event Landlord shall have all rights and remedies provided in this Lease for the nonpayment of Rent.

26.      PARTIES BOUND - SEIZING OF TITLE

         The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 14 hereof shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 19 hereof.

         If in connection with or as a consequence of the sale, transfer or other disposition of the real estate (Land and/or Building either or both, as the case may be) of which the Demised

Premises are a part Landlord ceases to be the owner of the reversionary interest in the Premises, Landlord shall so notify Tenant and Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder accruing thereafter on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord.

27.      MISCELLANEOUS

         27.1 Separability. If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

         27.2 Captions. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

         27.3 Broker. Each party represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of office space in the Building, with any broker or had its attention called to the Premises or other space to let in the Building, by any broker other than the Broker(s) (if any) listed in Article 1 whose commission shall be the responsibility of Landlord. Each party agrees to exonerate and save harmless and indemnify the other against any claims for a commission by any other broker, person or firm with whom such party has dealt in connection with the execution and delivery of this Lease or out of negotiations between Landlord and Tenant with respect to the leasing of other space in the Building.

         27.4 Governing Law. This lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

         27.5 Assignment of Rents. With reference to any assignment by Landlord of its interest in this Lease, or the Rent payable hereunder, conditional in nature or otherwise, which assignment is made to or held by a bank, trust company, insurance company or other institutional lender holding a Mortgage on the Building, Landlord and Tenant agree:

                 (a) that the execution thereof by Landlord and acceptance thereof by such Mortgagee shall never be deemed an assumption by such Mortgagee of any of the obligations of the

Landlord thereunder, unless such Mortgagee shall, by written notice sent to the Tenant, specifically otherwise elect; and

                 (b) that, except as aforesaid, such Mortgagee shall be treated as having assumed the Landlord's obligations thereunder only upon foreclosure of such Mortgagee's Mortgage and the taking of possession of the Demised Premises after having given notice of its exercise of the option stated in Article 21 hereof to succeed to the interest of the Landlord under this Lease.

         27.6 Parking. Landlord shall allocate to Tenant the number of non-exclusive Parking Spaces indicated in Article 1. Landlord may, pursuant to
Section 15.1, establish reasonable written Rules and Regulations relative to all parking areas serving Building tenants and may further engage the services of an independent contractor to administer and control access to said parking areas. Landlord or said independent contractor shall impose separate charges for use of said parking areas, and such charges shall be payable by Tenant as Additional Rent with respect to Tenant's Parking Spaces. As of the Term Commencement Date the monthly charge for each Parking Space situated in the garage facility serving the Building shall be One Hundred Twenty-five Dollars ($125). Thereafter, the monthly charge shall be as from time to time established by Landlord or said independent contractor as the then prevailing monthly parking charge for the Building. Tenant acknowledges that Landlord has informed Tenant that Landlord intends to allocate in its tenant leases up to one hundred twenty-five percent (125%) of the actual parking spaces servicing the Building. It is further acknowledged and agreed that as a consequence of such over-allocation of parking spaces there may occasionally occur instances in which the number of parking spaces actually available to Tenant shall be less than the Parking Spaces to which Tenant is entitled under this Lease. Landlord shall incur no liability to Tenant as a consequence of such over-allocation of parking spaces.

         27.7 Notice of Lease. Neither party shall record this Lease in any Registry of Deeds or Registry District.

         27.8 Financial Statements. In the event that Tenant shall have failed to make two or more monetary payments to Landlord hereunder when due (without regard to any applicable notice or grace period herein) at any time during the term of this Lease, then if requested by Landlord, Tenant shall furnish to Landlord promptly after they are available to Tenant copies of Tenant's annual financial statements (audited, if available) and unaudited quarterly financial statements. It is understood and agreed that Landlord may furnish copies of such financial statements to its mortgagees.

         27.9 Security Deposit. Landlord acknowledges that it has received from Tenant the sum of thirteen thousand, four hundred, and forty-seven dollars and fifty cents ($13,447.50), as security for the payment of rents and the performance and observance of the agreements and conditions in this Lease contained on the part of Tenant to be performed and observed. In the event of any default or defaults in such payment, performance or observance, Landlord may apply said sum or any part thereof towards the curing of any such default or defaults and/or towards compensating Landlord for any loss or damage arising from any such default or defaults. Upon the yielding up of the Demised Premises at the expiration or other termination of the Term of this Lease, if Tenant shall not then be in default or otherwise liable to Landlord, said sum or the unapplied balance thereof shall be returned to Tenant within thirty (30) days. It is understood and agreed that Landlord shall always have the right to apply said sum, or any part thereof, as aforesaid in the event of any such default or defaults, without prejudice to any other remedy or remedies which Landlord may have, or Landlord may pursue any other such remedy or remedies in lieu of applying said sum or any part thereof. No interest shall be payable on said sum or any part thereof. If Landlord shall apply said sum or any part thereof as aforesaid, Tenant shall upon demand pay to Landlord the amount so applied by Landlord, to restore the security to its original amount. Whenever the holder of Landlord's interest in this Lease, whether it be the Landlord named in this Lease or any transferee of said Landlord, immediate or remote, shall transfer its interest in this Lease, said holder shall turn over to its transferee said sum or the unapplied balance thereof, and thereafter such holder shall be released from any and all liability to Tenant with respect to said sum or its application or return, it being understood that Tenant shall thereafter look only to such transferee with respect to said sum, its application and return. The holder of any mortgage upon property which includes the Demised Premises shall never be responsible to Tenant for said sum or its application or return unless said sum shall actually have been received in hand by such holder.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.

                             RIVERFRONT OFFICE PARK ASSOCIATES II
                             LIMITED PARTNERSHIP

                             By: DARVEL REALTY TRUST
                                 Managing General Partner


                             By:  /s/ MICHAEL P. SULLIVAN
                                -----------------------------------------------
                                  Michael P. Sullivan, Vice President

                             THE VISION THING, INC. d/b/a GEER ZOLOT ASSOCIATES


                             By:  /s/ DANIEL E. GEER, JR.
                                -----------------------------------------------
                                  Daniel E. Geer, Jr., President

                                   EXHIBIT A

               [COM/ENERGY SERVICES COMPANY BUILDING FLOOR PLAN]

                                   EXHIBIT B

                              DESCRIPTION OF LAND

         A certain parcel of land in the City of Cambridge, Middlesex County, Massachusetts, bounded and described as follows:

         SOUTHWESTERLY    at the intersection of Main Street and First Street,
                          by four lines measuring 44.72 feet, 129.49 feet,
                          24.15 feet, and 41.16 feet, respectively;

         SOUTHERLY        by Main Street by a line measuring 404.86 feet;

         WESTERLY         by Lot 1, by a line measuring 154.28 feet; and

         NORTHERLY        by the Broad Canal, 594.60 feet.

         Said parcel is shown as Lot 2 on a "Subdivision Plan of Land in Cambridge, Mass. (Middlesex County)", dated April 24, 1981, and revised September 4, 1981, drawn by Boston Survey Consultants, and prepared for Darvel Realty Trust, recorded with Middlesex Southern District Registry of Deeds in Book 14412, Page 199.

                                   EXHIBIT D
                                    Drawings

                                                       EXHIBIT D    Page 1 of 15


                               [LIST OF DRAWINGS]

                                                       EXHIBIT D    Page 2 of 15


                               [DEMOLITION PLANS]

                                                       EXHIBIT D    Page 3 of 15


                                 [FLOOR PLANS]

                                                        EXHIBIT D   Page 4 of 15


                            [REFLECTED CEILING PLAN]

                                                       EXHIBIT D    Page 5 of 15


                               [DETAIL DRAWINGS]

                                                       EXHIBIT D    Page 6 of 15


                           [DETAILS & SPECIFICATIONS]

                                                       EXHIBIT D    Page 7 of 15


                                [SPECIFICATIONS]

                                                       EXHIBIT D    Page 8 of 15


                              [FINISH FLOOR PLAN]

                                                       EXHIBIT D    Page 9 of 15


                        [HVAC SPECIFICATION & SCHEDULE]

                                                      EXHIBIT D    Page 10 of 15


                                     [HVAC]

                                                      EXHIBIT D    Page 11 of 15


                             [ELECTRIC SYMBOL LIST]

                                                      EXHIBIT D    Page 12 of 15


                             [ELECTRIC POWER PLAN]

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                                                      EXHIBIT D    Page 13 of 15


                            [ELECTRIC LIGHTING PLAN]




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                                                      EXHIBIT D    Page 14 of 15


                      [LEGEND, SPECIFICATIONS & DIAGRAMS]




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                                                      EXHIBIT D    Page 15 of 15


                                [PLUMBING PLAN]




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                                   EXHIBIT E

                      PROCEDURE FOR ALLOCATION OF COSTS OF
                        ELECTRIC POWER USAGE BY TENANTS

         1. Main electric service to the Building will be provided by the local utility company to a single main meter. All charges by the utility will be read from this meter and billed to and paid by Landlord at rates established by the utility company.

         (Separate electric service from the utility company directly to tenants may be made available to retail tenants on the ground floor if Landlord determines this to be appropriate to the tenancy involved.)

         2. In order to allocate charges for electric service fairly among tenants in relation to the relative amounts of electricity used by each tenant, additional meters (known as "check meters") will be installed by Landlord for each tenant to measure all electricity provided for lights and power to that tenant. This shall not, however, include the following, which shall be wired from the main building service and not through the check meters; stairwell and emergency lights; elevators; heat pumps and HVAC in the Building; exterior lighting; and all main building mechanical systems (common areas on each floor, including the elevator lobby, corridors, and bathrooms, will have service through the check meters on each floor) (the "Basic Building Electricity") and which shall be separately metered.

         3. Additional check meters may be installed by Landlord where necessary to assure measurement of all electric service to tenant areas (e.g., in the case of separate dedicated circuits to computer rooms, cafeterias, or other special purpose facilities). Ground floor tenant space will be check metered if it is not separately metered. In addition, further modification to the number and location of check meters may be made by Landlord if required to improve the quality of information obtained thereby.

         4. Landlord will cause the check meters to be read monthly by its employees and will perform an analysis of the information for the purpose of determining an equitable allocation of the costs of electric service among the tenants in the Building in relation to the respective amounts of usage of electricity by those tenants.

         5. Each tenant's allocable share ("Tenant's Allocable Electricity Cost"), shall be determined by Landlord on the following basis:

         a. The total kilowatt hour usage for the period under evaluation shall be established for each check meter and also for the Building as a whole by a reading of the main building meter for that period.
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         b.      The cost of the total amount of electricity supplied for usage by tenants during the period (exclusive of the Base Building Electricity) (herein called "Tenant Electricity") shall be determined by multiplying the total cost of electricity as invoiced by the utility company for the same period by a fraction, the numerator of which is the total amount of kilowatt hour usage as measured by all of the Tenant Electricity check meters in the Building and the denominator of which is the total amount of kilowatt hour usage for the Building as measured by the main building electric meter.

         c. Tenant's Allocable Electricity Cost for the period shall be determined by multiplying the total costs of Tenant Electricity by a fraction, the numerator of which is the kilowatt hour usage of Tenant Electricity by said tenant (calculated as the sum of kilowatt hour usage during the period measured by all check meters serving its premises) and the denominator of which is the total kilowatt hour usage of Tenant Electricity for the same period.

         d. Where part or all of the rentable area on a floor has been occupied by a tenant for less than all of the period for which said Tenant's Allocable Electricity Cost is being calculated, appropriate and equitable modifications shall be made to the allocation formula so that each tenant's allocable share of costs equitably reflects its period of occupancy, provided that in no event shall the total of all costs as allocated to tenants be less than the total cost of Tenant Electricity for said period.

         6. All costs of Base Building Electricity to Landlord shall be treated as part of the Operating Costs of the Building for purposes of determining the allocation of those costs.





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2X PER YEAR - Wash interior and exterior of perimeter windows.

MAIN LOBBY, ELEVATORS, BUILDING EXTERIOR AND CORRIDORS -CONTINUED

4.       Spot clean any metal work in lobby.

5.       Spot clean any metal work surrounding building entrance doors.

6.       Spot clean and polish guard desk.

7.       Vacuum all corridor carpets.

MONTHLY

1. All resilient tile floors in public area to be treated equivalent to spray buffing.

2.       Shampoo carpeting in elevator.

STAIRWELLS

DAILY - Monday through Friday inclusive, Massachusetts legal holidays excluded.

1.       Sweep all stairwells.





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                                   EXHIBIT G

                             RULES AND REGULATIONS


         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant.

         2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior consent of Landlord. No curtains, blinds, shades, or screens shall be attached or hung in, or used in connection with, any window or door of the premises demised to any tenant or occupant, without the prior consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality type, design and color, and attached in a manner, approved by Landlord.

         3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant or of the Building without the prior written consent of Landlord. Interior signs on doors and directory tables, if any, shall be of a size, color and style approved by Landlord.

         4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed or stored upon on any window sills.

         5. No show cases or other articles of any kind shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other parts of the Building.

         6.      The water and wash closets and other plumbing fixtures shall
not    be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein.

         7. No tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant or occupant. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of the Landlord, and as Landlord may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in manner approved by Landlord.





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         8.      No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises demised to any tenant. Bicycles may be stored in racks, if any, furnished for such purpose by Landlord in a common area of the Building. No cooking shall be done or permitted in the Building by any tenant without the approval of Landlord. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

         9. Without the prior consent of Landlord, no space in the Building shall be used for manufacturing, or for the sale of merchandise, goods or property of any kind at auction.

         10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupant of the Building or neighboring buildings or premises, whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows.

         11. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys, either furnished to, or otherwise procured by, such tenant, including without limitation, all parking pass keys, Building keys, office keys and keys to storage areas and toilet rooms.

         12. All removals from the Building, or the carrying in or out of the Building or the premises demised to any tenant, of any safes, freight, furniture, or bulky matter of any description must take place at such time and in such manner as Landlord or its agents may determine, from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Building Rules or the provisions of such tenant's lease.

         13. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or to a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building.

         14. No tenant or occupant shall purchase spring water, ice, food, beverage, lighting maintenance, cleaning towels or other like service, from any company or person not approved by Landlord, such approval not unreasonably to be withheld.

         15. Landlord shall have the right to prohibit any advertising by any tenant or occupant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from





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Landlord, such tenant or occupant shall refrain from or discontinue such advertising.

         16. Landlord reserves the right to exclude from the Building, between the hours of 6:00 p.m. and 8:00 a.m. on Business Days and otherwise at all hours, all persons who do not present a pass to the building signed by the Landlord. Landlord will furnish passes to persons for whom any tenant requests such passes. Each tenant shall be responsible for all persons for whom it requests such passes and shall be liable to Landlord for all wrongful acts of such persons.

         17. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and windows closed.

         18. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Landlord's agents, contractors, and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

         19. No premises shall be used, or permitted to be used, for lodging or sleeping, or for any immoral or illegal purpose.

         20. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance, except those equipped with rubber tires, rubber side guards and such other safeguards as Landlord may require.

         21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

         22. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated from time to time, to the satisfaction of Landlord and shall employ such exterminators therefor as shall be approved by Landlord.

         23. No premises shall be used, or permitted to be used, at any time, without the prior approval of Landlord, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

         24. No tenant shall move, or permit to be moved, into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific prior written





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approval of Landlord.  If any such matter requires special handing, only a person holding a Master Rigger's License shall be employed to perform such special handling. No tenant shall place, or permit to be placed on any part of the floor or floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of safes and other heavy matter, which must be placed so as to distribute the weight.

         25. The requirements of tenants will be attended to only upon application at the office of the Building. Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform any work outside of their regular duties, unless under specific instructions from the office of the managing agent of the Building.

         26. The temperature within the Demised Premises shall be maintained at 68-72 degrees. In addition, the maximum off-hour temperature in the Demised Premises shall be maintained at 78 degrees in the summer and the minimum off hour temperature shall be maintained at 66 degrees in the winter.

         27.     There shall be 24 hour a day front desk security coverage.





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                                   EXHIBIT F
                            CLEANING SPECIFICATIONS
OFFICE AREA:

DAILY - Monday through Friday inclusive, Massachusetts legal holidays excluded.

1. Empty all waste receptacles and remove trash to designated area, wash receptacles as necessary.

2.       Empty and wipe all ashtrays.

3.       Vacuum all rugs and carpets.

4. Hand dust and wipe clean with treated cloths all horizontal surfaces, including furniture, office equipment, window wills, door ledges, chair rails and convertor tops, within normal reach.

5.       Wash clean all water fountains.

6. Remove and dust under all desk equipment and telephones and replace same.

7.       Wipe clean all brass and other bright work.

8.       Sweep and dust mop all uncarpeted areas using a dust treated mop.

9.       Hand dust all grill work within normal reach.

10. Wash clean kitchen counter, sink, exterior cabinetry and wet mop floor in kitchen.

11.      Wash clean shower and shower room floor.

WEEKLY

1.       Dust coat racks and the like.

2. Remove all finger marks from private entrance doors, light switches and doorways.

QUARTERLY - Render high dusting not reached in daily cleaning to include:

1.       Dusting all pictures frames, charts, graphs and similar wall hangings.

2.       Dusting all vertical surfaces such as walls, partitions and doors.

3.       Dusting of all venetian blinds.